As filed with the Securities and Exchange Commission
                   on July 31, 1998

                                          File No. 33-44909
                                          File No. 811-6520

          SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                     F O R M  N-1A
    Registration Statement Under the Securities Act of 1933
            Post-Effective Amendment No. 15
                        and
    Registration Statement Under the Investment Company
                    Act of 1940
                 Amendment No. 17
              _____________________

                  SMITH BREEDEN TRUST
  (Exact Name of Registrant as Specified in Charter)

              100 Europa Drive, Suite 200
           Chapel Hill, North Carolina 27514
        (Address of Principal Executive Office)

                     (919) 967-7221
 (Registrant's Telephone Number, Including Area Code)

                    MICHAEL J. GIARLA
              100 Europa Drive, Suite 200
            Chapel Hill, North Carolina 27514
         (Name and Address of Agent for Service)
                     _______________
          Please Send Copy of Communications to:

                   MARIANTHE S. MEWKILL
              Smith Breeden Associates, Inc.
               100 Europa Drive, Suite 200
                  Chapel Hill, NC 27514
                     (919)-967-7221


   This filing shall become effective on October 15, 1998 pursuant to paragraph (a)(2) of Rule 485 under the Securities Act of 1933.

The Registrant has previously registered an indefinite
number of shares of beneficial interest pursuant to Rule
24f-2 under the Investment Company Act of 1940, as amended.
The Rule 24f-2 notice for the Registrant's most recent
fiscal year was filed on June 5, 1998.
_

                     SMITH BREEDEN TRUST
           SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
            (THE "U.S. EQUITY MARKET PLUS FUND")
            SMITH BREEDEN FINANCIAL SERVICES FUND
              (THE "FINANCIAL SERVICES FUND")
	    SMITH BREEDEN HIGH YIELD BOND FUND
               (THE "HIGH YIELD BOND FUND")
              SMITH BREEDEN ASIA/PACIFIC FUND
                (THE "ASIA/PACIFIC FUND")
                SMITH BREEDEN EUROPE FUND
                   (THE "EUROPE FUND")

                    CROSS REFERENCE SHEET
                          FORM N-1A

         Part A:  Information Required in Prospectus

N-1A
Item No.  Item               Location in the
                              Registratation Statement
			      by Prospectus Heading


1.     Cover Page      		Cover Page

2.     Synopsis        		Expense Table

3.     Condensed Financial	Financial Highlights
	Information

4.     General Description      Smith Breeden Mutual Funds;
        of Registrant  		    U.S. Equity Market Plus
				 Fund; Financial Services
				 Fund; High Yield Bond Fund;
				 Asia/Pacific Fund; Europe
				 Fund

5.     Management of the Fund   Management of the Funds

5a.    Management's Discussion  Contained in the Funds'
	of Fund's Performance 	 Annual Report to
                     		 Shareholders

6.     Capital Stock and Other  Dividends and Distributions;
	Securities 	         Capital Structure

7.     Purchase of Securities   How to Purchase Shares;
	Being Offered     	 Pricing of Fund Shares

8.     Redemption or    	How to Redeem Shares;
	Repurchase        	 How to Exchange Shares

9.     Pending Legal    	Not Applicable
	Proceedings

   OCTOBER 15, 1998
SMITH BREEDEN MUTUAL FUNDS
PROSPECTUS

   This prospectus describes seven no-load mutual funds (the "Funds") offering you a broad choice of investments, to help fulfill your asset allocation needs. Each Fund is a diversified series of a management investment company - either the Smith Breeden Series Fund or the Smith Breeden Trust. The investment adviser for the Funds is Smith Breeden Associates, Inc. (the "Adviser").

   Smith Breeden Short Duration Fund
Smith Breeden Intermediate Duration Fund
Smith Breeden High Yield Bond Fund
Smith Breeden U.S. Equity Market Plus Fund
Smith Breeden Asia/Pacific Fund
Smith Breeden Europe Fund
Smith Breeden Financial Services Fund

   An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the Funds will meet their investment objectives. This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully and keep it for future reference. Statements of Additional Information dated October 15, 1998 have been filed with the Securities and Exchange Commission with respect to each of the Smith Breeden Series Fund and Smith Breeden Trust and are legally part of this Prospectus. The Statements of Additional Information can be obtained without charge by writing to the Funds at 100 Europa Drive, Chapel Hill, North Carolina 27514 or by calling 1-800-221-3138 or by visiting the Securities and Exchange Commission's (the "SEC") website (www.sec.gov)

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.



   SMITH BREEDEN BOND FUNDS

Smith Breeden Short Duration U.S. Government Fund (the "Short
Fund", a series of the Smith Breeden Series Fund) seeks a high level of current income consistent with low volatility of net asset value. The Short Fund seeks to match the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis. The dollar weighted average maturity of the Fund's securities may at times significantly exceed six months.

Smith Breeden Intermediate Duration U.S. Government Fund (the
"Intermediate Fund", a series of the Smith Breeden Series Fund) seeks a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index.
These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration, or interest-rate risk, of these indices is similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. The Intermediate Fund consistently seeks to achieve a volatility of net asset value similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major mortgage market indices.

   Smith Breeden High Yield Bond Fund (the "High Yield Bond
Fund", a series of the Smith Breeden Trust) seeks high current income and capital appreciation. Under normal conditions, the Fund invests at least 65% of its total assets in lower rated debt securities and convertiblesecurities rated below investment grade by major rating agencies, commonly referred to as "junk bonds". There is no limit on either portfolio maturity or the acceptable rating of securities. The Fund may invest up to 35% of its net assets in U.S. and foreign equity securities. The Fund may also use options, futures and forward contracts and interest rate and currency swaps as investment or hedging instruments.



   SMITH BREEDEN EQUITY FUNDS

   Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity
Market Plus Fund", a series of the Smith Breeden Trust) seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") without additional equity market risk. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock
Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The Fund does not invest principally in the common stocks that make up the S&P 500 Index (the "Index") or any other index. Instead, the Fund uses S&P 500 futures and swaps in an effort to maintain an equity market exposure similar to that which would be achieved if all of the Fund's assets were invested in the stocks comprising the Index. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments.
Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.

   Smith Breeden Asia/Pacific Fund (the "Asia/Pacific Fund", a series of the Smith Breeden Trust) seeks capital appreciation through investments in financial instruments related to the major equity markets of Asia and the Pacific region. The fund does not invest principally in the common stocks of the Asian and Pacific markets. Instead the Fund uses futures, options, swaps, and forwards on the equity and currency markets of Asia and the Pacific region to maintain its equity exposure. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the equity markets of Asia and the Pacific region depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.

   Smith Breeden Europe Fund (the "Europe Fund", a series of the
Smith Breeden Trust) seeks capital appreciation through investments in financial instruments related to the major equity markets of Europe. The fund does not invest principally in the common stocks of the European markets. Instead the Fund uses futures, options, swaps, and forwards on the equity and currency markets of Europe to maintain its equity exposure. Since the use of futures and swaps can be implemented with the commitment of only a small percentage of the Fund's cash, it can use the remainder to purchase fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the equity markets of Europe depends largely on whether the total return on the Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.

Smith Breeden Financial Services Fund (the "Financial Services
Fund", a series of the Smith Breeden Trust) seeks capital appreciation. To pursue this goal, the Fund invests in U.S. and foreign financial services companies. These include banks, thrift, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies.




TABLE OF CONTENTS

Expense Table.	5
Financial Highlights - U.S. Equity Market Plus 7
Financial Highlights - Financial Services Fund       8
Financial Highlights - Short Fund    9
Financial Highlights - Intermediate Fund 10
Smith Breeden Mutual Funds	11
Investment Objectives, Policies and Risk Considerations.	11
Other Investment Practices and Risk Considerations.     22
Management of the Funds 26
Pricing of Fund Shares. 31
How to Purchase Shares. 32
How to Exchange Shares. 35
How to Redeem Shares.   36
Dividends and Distributions     39
Shareholder Reports and Information 41
Retirement Plans        42
Service and Distribution Plans.  42
Taxes   42
Capital Structure       43
Transfer, Dividend Disbursing Agent, Custodian and
        Independent Accountants.        43
Fund Performance.       43
Appendix.       45

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not be lawfully made.


EXPENSE TABLE

   The following table is designed to assist you in understanding the expenses you will bear as a shareholder of a Fund. Shareholder Transaction Expenses are charges paid when shares of a Fund are bought or sold. Annual Fund Operating
Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The annual fund operating expenses shown below reflect expense limitations agreed to by the Adviser, and are based on each Fund's expenses for the past fiscal year, if applicable, or, in the case of new Funds, on good faith estimates provided by the Adviser.



                                                          U.S. Equity
                                                          Market                                 Asia/Pacific,
                                                          Plus &       Financial                 Europe &
                                                          Intermediate Services     Short        High Yield Bond
                                                          Funds         Fund         Fund         Funds
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                   None         None         None         None
Maximum Sales Load Imposed on Reinvested Dividends        None         None         None         None
Deferred Sales Load Imposed on Redemptions                None         None         None         None
Redemption Fees1                                          None         None         None         None
Exchange Fees                                             None         None         None         None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees2                                          0.70%        1.50%        0.70%        0.70%
Other Expenses (net of reimbursement)3                    0.18%       (0.02)%       0.08%        0.28%
Total Fund Operating Expenses (net of reimbursement)3     0.88%        1.48%        0.78%        0.98%

-------------------------


1       A transaction charge of $9 may be imposed on redemptions by wire transfer.

2	Pursuant to a distribution and services plan in respect of each Fund, the
Adviser may pay annual distribution and servicing fees of up to 0.25% of each of the Fund's net assets out of its management fee. See "Service and Distribution Plans."

3         The Other Expenses and Total Fund Operating Expenses in the table reflect voluntary undertakings by the Adviser to bear expenses of each of the Fundsand/or waive its fees to the extent necessary to limit Total Fund
Operating Expenses to 0.78% for the Short Fund, to 0.88% for each of the Intermediate Fund and U.S. Equity Market Plus Fund, to 1.48% for the
Financial Services Fund, and to 0.98% for each of the High Yield Bond Fund, Asia/Pacific Fund,and Europe Fund through August 1, 1999. Absent the expense limitations,Other Expenses and Total Fund Operating Expenses for the past fiscal year would have been 0.30% and 1.00% for the Short Fund, 0.43% and 1.13% for the Intermediate Fund, 0.53% and 1.23% for the U.S. Equity Market
Plus Fund, and are estimated to be about 1.70% and 3.20% for the Financial Services Fund,and about 2.28% and 2.98% for each of the High Yield Bond Fund, Asia/Pacific Fund, and Europe Fund.
   The following examples illustrate the expenses that apply to a $1,000 investment in each Fund over various time periods assuming: (1) a 5% annual rate of return, and (2) redemption or no redemption at the end of each time period. Except as noted in the table above, the Funds charge no redemption fees.

Short Duration Fund

1 Year	3 Years	5 Years	10 Years

  $8      $26     $45     $99


Intermediate Duration Fund and U.S. Equity Market Plus Fund

1 Year	3 Years	5 Years	10 Years

  $9      $29     $50     $111


High Yield Bond Fund, Asia/Pacific Fund, and Europe Fund

1 Year	3 Years	5 Years	10 Years

 $10     $32     $56     $123


Financial Services Fund

1 Year	3 Years	5 Years	10 Years

  $16     $48     $83     $182


These examples are based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The annual rate of return may be more or less than 5%.

   The Funds may be recommended to investors by registered investment advisers. Such advisers customarily impose fees that would be in addition to any fees and expenses presented in the above table. Certain broker-dealers may also charge a fee for purchase or redemption of shares through their network. Neither the Funds nor the Adviser exercise any control over such advisory or broker-dealer fees and may not be informed of the level of such fees.

                                U.S. EQUITY MARKET PLUS FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The  following selected per share data and ratios cover the fiscal  periods from  June 30, 1992, the date the Fund commenced operations, through March 31,
1998, and are part  of the  Fund's financial statements, which have been audited by Deloitte & Touche LLP,  independent auditors.  This data should be read in conjunction with  the Fund's  most  recent annual audited financial statements and  the  report  of Deloitte & Touche LLP thereon, which  appear in the
Statement of Additional Information for the Smith Breeden Trust.
                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended   Period Ended
                            March 31,    March 31,    March 31,    March 31,     March 31,    March 31,
                              1998         1997         1996         1995         1994          1993
Net Asset Value,           $12.56       $12.27       $10.84        $9.88        $10.85       $10.00
 Beginning of Period

Income From Investment
 Operations
Net investment               0.591        0.592        0.615        0.568         0.476        0.355
 income.................
Net realized and
 unrealized gain (loss)      4.940        1.813        2.768        1.081        (0.216)       1.281
 on Investments.........
Total from investment        5.531        2.405        3.383        1.649         0.260        1.636
 operations.............

Less Distributions
Dividends from net          (0.586)      (0.590)      (0.583)      (0.568)       (0.472)      (0.311)
 investment income......
Dividends in excess of        --           --           --         (0.001)         --           --
 net investment income..
Distributions from net
 realized gains on          (0.645)      (1.525)      (1.370)      (0.047)       (0.701)      (0.420)
 Investments............
Distributions in excess
 of net realized gains        --           --           --         (0.073)       (0.057)      (0.055)
 on Investments.........

Total distributions.....    (1.231)      (2.115)      (1.953)      (0.689)       (1.230)      (0.786)

Net Asset Value, End of    $16.86       $12.56       $12.27       $10.84         $9.88       $10.85
Period..................

Total Return............    45.71%       21.41%       32.30%       17.18%         2.19%       22.59%*

Ratios/Supplemental Data
Net assets, end of        $136,667,439  $13,507,377  $4,766,534   $2,107,346    $1,760,519   $903,846
 period.................
Ratio of expenses to
 average net assets
   Before expense            1.23%        2.60%        4.58%        7.75%         7.08%       28.48%*
    limitation..........
   After expense             0.88%        0.88%        0.90%        0.90%         0.90%        0.57%*
    limitation..........
Ratio of net income to
 average net assets
   Before expense            4.44%        3.58%        1.85%        0.59%         1.84%      (22.63%)*
    limitation..........
   After expense             4.79%        5.30%        5.53%        7.44%         8.02%        5.28%*
    limitation..........
Portfolio turnover         424%         182%         107%         120%          119%         271%
 rate...................

<F1>
* Annualized
Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

                            FINANCIAL SERVICES FUND

                             FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the period from December 22, 1997, the date the Fund commenced operations, through March 31, 1998, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.

                                                                 Period Ended
                                                                March 31, 1998
                                                                --------------
Net Asset Value, Beginning of Period ............................  $  9.00

Income From Investment Operations
-----------------------------------------------------------------
Net investment income ............................... ...........     0.017
Net realized and unrealized gain (loss) on Investments ..........     1.043
Total from investment operations ................................     1.060

Less Distributions
Dividends from net investment income ............................        --
Dividends in excess of net investment income ....................        --
Distributions from net realized gains on Investments ............        --
Distributions in excess of net realized gains on Investments ....        --
Total distributions .............................................        --

Net Asset Value, End of Period ..................................  $ 10.06

Total Return ....................................................    11.78%

Ratios/Supplemental Data
Net assets, end of period .....................................     $7,316,716
Ratio of expenses to average net assets
 Before expense limitation ......................................     3.20%*
 After expense limitation .......................................     1.48%*
Ratio of net income to average net assets
 Before expense limitation ......................................    -0.92%*
 After expense limitation .......................................     0.79%*
Portfolio turnover rate .........................................       85%
Average Commission Paid Per Share ...............................  $  0.09

* Annualized


Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

                               SHORT DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March
31, 1998, and are part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series
Fund.

                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Period Ended
                            March 31,    March 31,    March 31,    March 31,    March 31,   March 31,
                             1998         1997         1996         1995         1994         1993
Net Asset Value,           $9.83        $9.74        $9.90        $9.90        $10.00       $10.00
 Beginning of Period

Income From Investment
 Operations
Net investment              0.484         0.476        0.621        0.628        0.432         0.552
 income.................
Net gain (loss) on
 securities                 0.114         0.146       (0.148)        --         (0.070)        0.002
 (both realized and
 unrealized)............
Total from investment       0.598         0.622        0.473        0.628        0.362         0.554
operations..............

Less Distributions
Dividends from net         (0.508)      (0.476)      (0.621)      (0.628)      (0.462)       (0.554)
 investment income......
Dividends in excess of       --         (0.056)      (0.012)        --           --            --
 net investment income..

Total distributions.....   (0.260)      (0.532)      (0.633)      (0.628)      (0.462)       (0.554)

Net Asset Value, End of    $9.92        $9.83        $9.74        $9.90        $9.90        $10.00
 Period.................

Total Return............    6.24%        6.57%        4.95%        6.58%         3.67%        5.67%

Ratios/Supplemental Data
Net assets, end of        $78,427,855  $118,988,609  $221,825,136 $218,431,665 $218,167,491 $48,531,206
 period.................
Ratio of expenses to
 average net assets
  Before expense            1.00%        0.93%        0.93%        0.92%        1.00%         2.58%
   limitation...........
  After expense             0.78%        0.78%        0.78%        0.78%        0.78%         0.78%
   limitation...........
Ratio of net income to
 average net assets
  Before expense            5.06%        4.90%        6.13%        6.18%        3.95%         2.73%
   limitation...........
  After expense             5.28%        5.04%        6.29%        6.33%        4.17%         4.53%
   limitation...........

Portfolio turnover           626%         556%         225%          47%         112%            3%
 rate...................

<F1>
Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.


                           INTERMEDIATE DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through March
31, 1998, and are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith
Breeden Series Fund.

                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended     Period Ended
                             March 31,    March 31,    March 31,    March 31,    March 31,      March 31,
                              1998     	    1997         1996         1995         1994           1993
Net Asset Value,            $9.73        $10.01       $9.83        $10.01       $10.62         $10.00
 Beginning of Period

Income From Investment
 Operations
Net investment               0.590         0.599       0.660         0.664        1.05           0.826
 income.................
Net gain (loss) on
 securities                  0.419        (0.024)      0.277        (0.049)      (0.601)         0.621
 (both realized and
 unrealized)............
Total from investment        1.009         0.575       0.937         0.615        0.449          1.447
 operations.............

Less Distributions
Dividends from net          (0.561)       (0.604)     (0.656)       (0.664)      (1.044)        (0.826)
 investment income......
Dividends in excess of       ----          ----        ----         (0.108)       ----            --
 net investment
 income.................
Distributions from net
 realized gains on          (0.178)         (0.251)     (0.101)         --         (0.015)        --
 Investments............
Distributions in excess
 of net realized gains        --            --          --          (0.022)        --             --
 on Investments.........

Total distributions.....    (0.739)       (0.855)     (0.757)       (0.794)      (1.059)        (0.826)

Net Asset Value, End of     $ 10.00         $9.73      $10.01         $9.83       $10.01       $10.62
 Period.................

Total Return............       6.33%         5.92%       9.69%         6.10%        4.11%       14.93%

Ratios/Supplemental Data
Net assets, end of         $38,641,879  $37,735,525  $36,446,940  $34,797,496  $6,779,666     $2,923,913
 period.................
Ratio of expenses to
 average net assets
  Before expense             1.13%         1.16%       1.14%         2.33%        2.34%         17.52%
   limitation...........
  After expense              0.88%         0.88%       0.90%         0.90%        0.90%          0.82%
   limitation...........
Ratio of net income to
 average net assets
  Before expense             5.36%         5.92%       6.26%         4.77%        6.30%         (8.52%)
   limitation...........
  After expense              5.61%         6.19%       6.49%         6.20%        7.74%          8.18%
   limitation...........

Portfolio turnover            583%          409%        193%          557%          84%          42%
rate....................

<F1>
Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.


SMITH BREEDEN MUTUAL FUNDS

   The Short and Intermediate Funds are series of the Smith Breeden Series Fund (the "Series Fund"), an open-end diversified management investment company. The High Yield Bond, U.S. Equity Market Plus, Asia/Pacific, Europe, and Financial Services Funds are series of the Smith Breeden Trust (the "Trust"), an open-end diversified management investment company.

Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Funds. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities and charitable foundations.


INVESTMENT OBJECTIVES, POLICIES, AND RISK
CONSIDERATIONS

Each of the Funds has a different investment objective and different investment policies, and is designed to meet different investment needs.

   The investment objectives and certain investment policies of the Short and Intermediate Funds are fundamental and may not be changed without a vote of shareholders of the relevant Fund. The investment objectives of the High Yield Bond, U.S. Equity Market Plus,
Asia/Pacific, Europe, and Financial Services Funds are not fundamental.

   Since shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of a Fund's investments increases or decreases. Due to the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund or combination of Funds that best fits your investment objectives.

   Short and Intermediate Funds

   The Short Fund's investment objective is to provide investors with a high level of current income, consistent with a low volatility of net asset value. Under normal circumstances the Short Fund will seek to achieve an interest-rate risk or option-adjusted duration (See "Other Investment Practices and Risk Considerations - Adjusting Investment and Interest
Rate Risk Exposure") similar to that of a six-month U.S. Treasury security on a constant maturity basis. However, the Short Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer than six months, sometimes significantly longer. There is no assurance that the Short Fund will be able to maintain a low volatility of net asset value.
The Adviser believes that by investing in mortgage securities from a variety of market sectors on a selective basis and adjusting the overall option-adjusted duration of the portfolio to approximate that of a six-month U.S. Treasury security, the Short Fund will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest or those that invest exclusively in adjustable-rate mortgage securities. The securities in which the Short Fund may invest may not yield as high a level of income as other securities in which other funds may invest. However, such higher yielding securities may be more volatile and may be issued by less creditworthy entities.

   The Intermediate Fund's investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage
Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. Total return is the change in value of the investment, assuming reinvestment of all distributions. Under normal circumstances, the Intermediate Fund will seek to achieve an interest-rate risk or option-adjusted duration (see "Other Investment, Practices and Risk Considerations") similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices. The duration, or interest-rate risk, of these indices is believed by the Adviser to be similar to the that of intermediate-term
U.S. Treasury Notes, and typically will range between three and five years. When market interest rates decline, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to rise. Conversely, when market interest rates rise, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to fall. There is no assurance that the Intermediate Fund will be able to maintain a total return in excess of the total return of major market indices for mortgage-backed securities, or that it will match the interest rate risk of a portfolio investing exclusively in these securities.

   The Short and Intermediate Funds will seek their investment objective by investing, under normal circumstances, at least 70% of their total assets in U.S. Government Securities. It is anticipated that the Funds will invest primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. The Funds will also invest in fixed-rate and adjustable-rate mortgage-backed securities issued by non-governmental issuers. Each Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable certificates of deposit) in commercial banks or institutions whose accounts are insured by the Federal Deposit
Insurance Corporation    .

As a matter of fundamental policy, the Short and Intermediate
Funds will limit purchases to securities from the following classes of assets:

1.	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;

2.	Mortgage-Backed Securities rated AAA by Standard & Poor's
Corporation (S&P) or Aaa by Moody's Investors Service, Inc.
("Moody's) or unrated but deemed of equivalent quality by the Adviser;
3.	Securities fully collateralized by assets in either of the above classes;

4.	Assets which would qualify as liquidity items under federal
regulations if held by a commercial bank or savings institution; and

5.	Hedge instruments, which may only be used for risk management purposes. Any securities described in the "Hedging" section and any stripped Mortgage-Backed Securities may only be used for risk management purposes.

   The Federal regulations referred to in Item 4 may change from time to time.

High Yield Bond Fund

    The High Yield Bond Fund seeks high current income and capital appreciation. The Fund invests primarily in lower rated debt securities commonly referred to as "junk bonds." The Fund may also invest in unrated securities. There is no limit on the acceptable rating of securities bought by the Fund. See the Appendix for an explanation of credit ratings.

   At least 65 % of the Fund's securities will be invested in these high yield debt securities rated below investment grade by national rating agencies such as S&P and Moody's (or unrated securities of comparable credit quality and similarly rated (or unrated) convertible securities). Investment in such securities is considered speculative. Investors should expect greater fluctuations in share price, yield and total return than compared with less aggressive bond funds and the Smith Breeden Short and Intermediate Funds.

   The value of the High Yield Bond Fund's fixed-income investments will fluctuate with changes in interest rates. When interest rates go up, the prices of debt securities generally fall, and conversely when interest rates fall, the value of debt securities increases. This interest rate risk will generally not be hedged in the High Yield Bond Fund, and the Fund's duration will not be managed to any specific target. In addition to interest rate risk, the Fund's investments are subject to other risks. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default. Issuers of high yield bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. High yield bond markets may react strongly to adverse news about an issuer or the economy, or the perception or expectation of adverse news. High yield bonds also present certain risks based on payment expectations. For example high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. The manager may use options to mitigate the prepayment risk but such a strategy may not be successful. See "Other Investment Practices and Risk Considerations" for a more detailed discussion of the risks associated with the use of options.
   The market for high yield bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information is available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the High Yield Bond Fund's ability to dispose of these securities.

    To the extent the Fund invests in foreign securities, performance will also depend on changes in foreign currency values, differing political and regulatory environments and overall economic factors in the foreign country where the Fund invests. The Fund may also invest 35% of its total assets in equity securities, namely common or preferred stock and warrants, of U.S. and foreign companies. To the extent the Fund invests in stocks, the value of these equity investments will fluctuate day to day with movements in the stock market, as well as in response to the activities of individual companies.

   The Fund may also use options, future contracts, options on futures contracts and swaps to increase or decrease its exposure to changing security prices, interest or currency exchange rates, or other factors that affect security values. The risks associated with such financial instruments are explained more fully in the section of this prospectus entitled "Other Investment Practises and Risk Considerations."

   The success of a strategy of investment in high-yielding bonds depends on the Adviser's skills, including credit analysis. In selecting securities, Smith Breeden will consider industries or individual companies that have stable or improving fundamental characteristics. In selecting securities, the manager will evaluate the issuer's credit and market risk in relationship to the securities' expected rate of return.


U.S. Equity Market Plus Fund, Asia/Pacific Fund, Europe Fund

   The U.S. Equity Market Plus Fund seeks to provide a total return exceeding the S&P 500 Index without additional equity market risk.
The Asia/Pacific Fund seeks capital appreciation through investments in financial instruments related to the major equity markets of the Asia and the Pacific region. The Europe Fund seeks capital appreciation through investments in securities related to the major equity markets of Europe. None of the funds invest principally in the common stocks of the regions or indices whose returns they are targeting. Instead each Fund uses futures, options, and swaps to maintain their equity exposure in their respective markets. The Asia/Pacific and Europe Funds may also employ futures and forwards on the currency markets of their respective regions to maintain the relevant market exposure.
   When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. ( This percentage is as low as 5% for contracts traded in U.S. markets (which may include certain contracts on Asian and European indices which are traded in the U.S.), is about 15% in Asia, and between 6% to 8% on European exchanges.) No margin is generally required when entering into a swap or option contract. Each of the U.S. Equity Market Plus, Asia/Pacific, and Europe Funds therefore commits only a small percentage of its net assets to purchasing the instruments which it uses to capture its equity market risk. With its remaining cash, each Fund will invest in a low duration fixed income strategy substantially similar to that of the Short Fund. Each Fund invests in fixed-income securities and uses related hedging techniques such as interest rate futures, options, floors, caps and swaps to reduce the interest-rate risk of its fixed-income securities to less than two years. The Funds' fixed income securities will consist primarily of U.S. Government Securities, including U.S. Agency mortgage-backed securities, but may also include corporate debt securities, and mortgage-backed and other asset-backed securities of non-governmental issuers. The Funds may also engage in loans of portfolio securities, dollar rolls, and reverse repurchase agreements to enhance income and total return. With these fixed-income related investments, each Fund seeks to generate income and gains exceeding the total operating costs of the Fund. The operating costs of the Funds include the transaction and financing costs of entering into the futures, options and swap contracts used to replicate the respective stock market returns. Thus, whether a Fund's total return equals or exceeds the performance of the index or market it targets (the S&P 500 index in the case of the U.S. Equity Market Plus Fund, the Asia/Pacific region in the case of the Asia/Pacific Fund, the European region in the case of the Europe Fund) depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds the Fund's total operating expenses. Other factors which will impact the success of the Funds' strategies relate to how well the returns of the futures, swaps and options chosen by the Adviser as the Fund's investments correlate to the markets tracked, as described below and in "Other Investment Practices and Risk Considerations." Each Fund has also applied for an exemptive order with the SEC which would permit the Fund to invest in the Short Fund for purposes of pursuing it short duration fixed income strategy. There is no assurance such an order will be granted.

   When futures contracts and/or swap contracts are, in the judgment of the Adviser, overpriced relative to the common stocks of the index or market being tracked, a Fund may invest directly in the common stocks represented by the index or in the region being tracked. The Fund will not own all issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the index or market being tracked. Subject to limits on the Fund's investments in other investment companies, a Fund may also invest in other mutual funds. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund in which they have invested.
   Each Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the relevant market or index because the notional value of the financial instruments utilized may not match exactly a Fund's net assets. For example, in the U.S.
Equity Market Plus Fund, the total net notional amount of the Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than the Fund's total net assets. (Under normal market conditions, the U.S. Equity
Market Plus Fund expects that such variations in its exposure to the S&P 500 Index will be up to 5% more or less than the Fund's net assets.) For the Asia/Pacific and Europe Funds, there are no futures traded which match exactly the stock market capitalization of the Asia/Pacific or European regions. As a result, the Asia/Pacific and Europe Funds will utilize a composite of the futures traded in these regions. Futures contracts may not be available to trade in all countries making up a region, or a Fund may not be able to match exactly the weighting of a country's market capitalization in a region due to size limitations on the notional amount of the futures being purchased. Due to the lower correlation of the selected country or region futures with the return of the region in total, this process may magnify the "tracking error" of a Fund's performance.

   In addition to the risks described above, the U.S Equity Market
Plus, Asia/Pacific, and Europe Funds are all subject to market risk, the possibility that the stocks underlying the equity markets whose returns the Funds are tracking will decline in price over short or long periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

   The Asia/Pacific and Europe Funds invest in foreign markets which can be as, if not more volatile, than U.S. markets. Investment abroad is also influenced by currency risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of a Fund's foreign securities. Although the Funds will enter into currency futures and forwards to maintain the same currency exposure of the markets in which they invest, there is no guarantee that the use of such techniques will be successful. (The risks associated with the use of futures and forwards is explained generally in "Other Investment
Practices and Risk Considerations" and in the Statement of Additional Information of the Smith Breeden Trust.) Other risks and considerations relate to the higher transaction costs of trading in foreign securities; lower liquidity which may result in greater price volatility; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulation; difficulty in obtaining a judgement from a foreign court; political instability; and potential restrictions on the flow of international capital.


Financial Services Fund

The Financial Services Fund seeks capital appreciation. To pursue this goal, the fund will invest at least 65% of its assets in U.S. and foreign financial services companies. These include banks, thrifts, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies. The Fund will generally invest in common stock and in other equity securities such as preferred stock and warrants. The Fund may also engage in other investment practices. See "Other Investment Practices and Risk Considerations."

Because the Financial Services Fund invests in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Changing interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks. The Fund may buy or sell interest rate futures and options to attempt to mitigate the effect of changing interest rates upon the portfolio. However, the use of interest rate futures in such a strategy involves the risk that the price movements of the hedging instrument will not accurately reflect price movements in the securities, so that the hedge will not be fully effective or may result in losses.

   The Fund may also buy or sell stock index futures or options on such indices to adjust the risk and return characteristics of the Fund's stock portfolio. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, the use of stock index futures could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may also increase the volatility of the Fund relative to the financial services sector of the stock market. See also "Other Investment Practices and Risk Considerations" and the Statement of Additional Information of the Smith Breeden Trust for a discussion of the use of financial futures and options and their risks.

   Financial services companies are subject to extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they charge. Profitability is largely dependent upon on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from the financial difficulties of borrowers can negatively affect the industry. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly harm the financial services sector and the Fund.

   The Fund may purchase securities of foreign financial services companies, which are subject to additional risks. Currency fluctuations can adversely affect the returns on investments held in foreign corporations. Other risks relate to the fact that differences exist in accounting, auditing and financial reporting standards. Political developments may also have an adverse impact. There is also the possibility of changes in investment or exchange control regulations, restrictions on the flow of international capital, and difficulties in

pursuing legal remedies against issuers. The Fund will primarily invest in foreign financial securities through American Depository Receipts ("ADRs") which represent shares of a foreign corporation held by an
U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are still subject to the risks associated with foreign investment generally described above. The Financial Services Fund may hedge against fluctuations in foreign exchange rates by entering into foreign currency forward and futures contracts. For more discussion of these contracts and their risks, see "Other Investment Practices and Risk Considerations" and the Statement of Additional Information of the
Smith Breeden Trust    .

Under regulations imposed by the Investment Company Act of 1940 and its rules (the "1940 Act"), the Fund may not purchase more than 10% of the securities of any domestic or foreign insurance company. The Fund may also not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities, unless such investment is limited to not more than 5% of the equity securities or 10% of the debt securities of such company, and such investment represents not more than 5% of the net assets of the Fund.

The Financial Services Fund intends to be a diversified fund, as defined under the 1940 Act, and as such, with respect to 75% of its assets, will not invest more than 5% of its assets in any single issuer, and such 5% holding cannot represent more than a 10% voting interest in the acquired company.

   Characteristics and Risks of the Securities in which the Funds may invest

   Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities.

U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation
("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit
Banks, Tennessee Valley Authority, Federal Financing Bank, Small
Business Administration, and Federal Agricultural Mortgage
Corporation.) Mortgage-backed securities are explained more fully below.
   Corporate Debt Securities.  All of the Funds, with the exception of the Short and Intermediate Funds, may invest in corporate debt securities. Corporate Debt Securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-
worthiness of the issuer and general market liquidity.   Debt securities
issued by smaller and medium sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore be more susceptible to adverse market conditions than larger issuers.

   Convertible Securities. All of the Funds, with the exception of the Short and Intermediate Funds, may invest in convertible securities. A convertible security is a fixed income equity security that may be converted into a prescribed amount of common stock at a specified formula. A convertible security entitles the owner to receive interest until the security matures or is converted. Convertibles have several unique investment characteristics such as: (a) higher yields than common stocks but lower yields than straight debt securities; (b) lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (c) potential for capital appreciation if the market price of the underlying securities increases.

   Mortgage-Backed and Other Asset-Backed Securities.
Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other instruments described below. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.

   There are currently three basic types of mortgage-backed securities:
(i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only the assets of the particular instrumentality or the ability of the agency to borrow.
The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's Investors Service ("Moody's"), or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's, or are unrated but deemed to be of comparable credit quality by the Adviser. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

The Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

   The U.S. Equity Market Plus, Europe and Asia/Pacific Funds' investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected.
For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Other Investment Practices and Risk
Considerations" and the Statements of Additional Information.
   Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income Segments of the U.S. Equity Market Plus, Asia/Pacific, and Europe Funds may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

   Credit Risk. While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize this credit risk by investing in securities of the highest credit quality, while the U.S. Equity Market
Plus, Europe and Asia/Pacific Funds will seek to minimize this risk of default by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A.
The High Yield Bond Fund will invest in securities of below investment grade.



   Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency or, if not rated by an agency, are determined by the Adviser to be of comparable quality. Bonds rated BBB or Baa or below (and unrated bonds of comparable quality) have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity of the issuer to make interest and principal payments.

   Other Mortgage Backed Securities and Fixed Income
Investments. The Funds may also invest in other types of mortgage-backed and fixed income securities including Collateralized Mortgage Obligations, Stripped Securities, and zero coupon bonds. These types of securities, including their risks, are described in detail in the Statements of Additional Information. New financial instruments and securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.




OTHER INVESTMENT PRACTICES AND RISK
CONSIDERATIONS



   The Statement of Additional Information for each Fund contains more detailed information about the following practices, including limitations designed to reduce the related risks.

   Adjusting Investment and Interest Rate Risk Exposure. A Fund can use various techniques to increase or decrease its exposure to changing security prices and indices, currency exchange rates, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. These techniques include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into currency exchange contracts or swap agreements. Any or all of these techniques may be used at one time, except that only the Asia/Pacific, Europe, and Financial Services Funds may enter into currency exchange futures, forward or swap contracts. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the two parties are generally calculated with respect to a "notional amount", i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements are currently considered illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use 22 swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options and futures transactions involve costs and may result in losses. The losses from investing in futures transactions are potentially unlimited. In addition, the effective use of options and futures strategies depends on a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of a liquid secondary market. Although a Fund will take an options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. For example, a Fund bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument, or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument. In the case of the Funds other than the Financial Services Fund, this means that a Fund may not achieve, and may at times exceed, its targeted option-adjusted duration or the return of the market it tracks.

Option-adjusted duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. In computing the duration of a Fund's portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.
    A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

The Short and Intermediate Funds will not purchase a put or call option on U.S. Government Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government
Securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.

   In accordance with regulations established by the Commodity
Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.

Securities Lending, Repurchase Agreements and Forward
Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans).
The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be 23 substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and
Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also
Qualified Institutions. The Statement of Additional Information for each Trust contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

   Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds, except the Financial Services Fund, expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. The Financial Services Fund may make short sales of securities to reduce the risk of the portfolio to the market or to increase return. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.


Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price 24 declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant Statement of Additional Information.

Illiquid Securities. A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

   The High Yield Bond, U.S. Equity Market Plus Fund, Asia/Pacific, Europe, and Financial Services Funds may invest in restricted securities, which represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in registered public offering. Restricted securities deemed to be liquid under procedures established by the Board are not subject to the limitations on illiquid securities.

The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO
Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.

Portfolio Turnover. The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights". The Adviser expects that for the High
Yield Bond, Asia/Pacific and Europe Funds, the portfolio turnover rate will not exceed 500% for the fiscal year.

   The portfolio turnover rates reported in the "Financial Highlights" for the Short, Intermediate, and U.S. Equity Market Plus Funds for the fiscal year ended March 31, 1998 were relatively high. In addition, the Adviser anticipates that the portfolio turnover rate for the High Yield Bond, Asia/Pacific, and Europe Funds will also be relatively high. Since the Funds' fixed-income holdings are relatively liquid, the Funds may reposition their holdings between different sectors and coupons relatively frequently. The mortgage securities in which the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission.
 .
   The Funds will pay commissions in connection with options and future transactions and, for the High Yield Bond, U.S. Equity Market Plus, Asia/Pacific, Europe and Financial Services Funds, in relation to any purchase of any common stocks or other equity securities.


MANAGEMENT OF THE FUNDS

Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North
Carolina, 27514 (the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.

   Douglas T. Breeden*	Trustee and Chairman
	Portfolio Manager, Financial Services Fund
	Portfolio Manager, High Yield Bond Fund

Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. In conjunction with Michael J. Giarla and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund, and in conjunction with David A. Tiberii, he is responsible for the day-to-day operations of the High Yield Bond Fund. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. Dr.
Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology.
He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.

Michael J. Giarla*	Trustee and President
                        Portfolio Manager, Financial Services Fund

Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. In conjunction with Douglas T. Breeden and Robert
B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund. He also serves as a Director of Harrington Financial
Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity
Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford
University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

Stephen M. Schaefer	Trustee

   Stephen M. Schaefer is the Tokai Bank Professor at the
London Business School. Previously on the Faculty of the Graduate
School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions, including the Adviser, and is a former Independent Board Member of the Securities and Futures
Authority of Great Britain.


Myron S. Scholes	Trustee

Myron S. Scholes is a Principal in the money management firm Long-
Term Capital Management Co. (since 1993). He is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since 1983). He is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate
School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from
1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).
Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May 1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

William F. Sharpe	Trustee

William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement.
He developed the widely used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment performance. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill, 1970), Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990.

Daniel C. Dektar	Vice President, Smith Breeden Series Fund
                        Portfolio Manager, Short and Intermediate Funds

Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In December 1997, Timothy D. Rowe joined Mr.
Dektar as co-Portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of 27
Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.


Timothy D. Rowe	Vice President, Smith Breeden Series Fund
                Portfolio Manager, Intermediate Fund

Timothy D. Rowe is a Principal, Director, and Vice President of Smith Breeden Associates. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund.
Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices. Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic Review magazine. He holds a Master of Business
Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit
Scholar.

John B. Sprow	Vice President, Smith Breeden Trust
                   Portfolio Manager, U.S. Equity Market Plus Fund

   John B. Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the U.S. Equity Market Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant.
Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a
Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology
Scholarship three successive years.
Robert B. Perry	Vice President, Smith Breeden Trust
                Portfolio Manager, Financial Services Fund

Robert B. Perry is a Principal at Smith Breeden Associates, providing hedging and investment advice to Smith Breeden's financial services clients. He is also responsible for calculating marked-to-market values and projected income of institutions, and assesses the effects of interest rate and economic changes. In conjunction with Douglas T. Breeden and Michael J. Giarla, Mr. Perry is responsible for the day-to-day operations of the Financial Services Fund. Prior to joining Smith Breeden, Mr.
Perry served as an interest rate risk analyst for Centura Bank, and secretary to the ALCO committee. He has also served as a Director for Community First Financial Group, a multi-bank holding company located in Indianapolis, Indiana. Mr. Perry earned his Bachelor of Arts in Business Administration from North Carolina State University.


   David A. Tiberii	Vice President, Smith Breeden Trust
                        Portfolio Manager, High Yield Bond Fund

David A. Tiberii is an Associate at Smith Breeden Associates. As a member of Smith Breeden's Research Group, he assists in the creation of new security pricing models. In conjunction with Douglas T. Breeden, Mr. Tiberii is responsible for the day-to-day operations of the High Yield Bond Fund. Before joining Smith Breeden Associates, he was an engineering consultant specializing in operational and maintenance issues at nuclear power plants and a submarine officer in the US Navy. He received his Masters of Business Administration with a concentration in Finance from the Fuqua School of Business, Duke University, where he was a Fuqua Scholar. Mr. Tiberii holds a Bachelor of Arts degree in Physics from Holy Cross College and a Chief Nuclear Engineer certification from the US Navy.

   William F. Quinn	Vice President, Smith Breeden Trust
                        Portfolio Manager, Asia/Pacific and Europe Funds

William F. Quinn is an Executive Vice President and a Director of Smith Breeden Associates. He is a Senior Portfolio Manager, a member of
Smith Breeden's Portfolio Management Group (PMG), and the portfolio manager for several discretionary accounts as well as the primary Smith Breeden consultant to Harrington Bank. Mr. Quinn is also involved in the formulation and implementation of investment and risk management policies and procedures as well as clients' strategic plans and business plans. He has completed a number of special projects for both institutional clients and government regulators regarding complex mortgage securities. Mr. Quinn is primarily responsible for the day-to-day operations of the Asia/Pacific and Europe Funds. Mr. Quinn joined Smith Breeden after completing his Masters of Science in Management with Concentrations in Finance, MIS and System Dynamics from the Sloan School of Management, Massachusetts Institute of Technology.
He earned a Bachelor of Science in Management Science from the Massachusetts Institute of Technology.

Marianthe S. Mewkill	Vice President, Secretary,
                        Treasurer, and Chief Accounting Officer

Marianthe S. Mewkill is a Principal, Vice President and Chief Financial Officer of Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc. She ensures compliance with agency regulations and administers the Adviser's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.

   St. John M. Kelliher	Assistant Treasurer

St. John M. Kelliher assists in financial administration and portfolio analysis for Smith Breeden Associates and Smith Breeden Mutual
Funds. He holds a Bachelor of Arts degree from Trinity College, Dublin, Ireland, and a Master of Arts degree in Philosophy from the University of Illinois at Chicago. He passed the Uniform C.P.A. examination in 1993, and currently is studying for the Chartered Financial Analyst (C.F.A.) designation.

Investment Adviser

   Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 62% of the Adviser's voting stock on a fully diluted basis is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For these services, the Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.70% of each of the Short, Intermediate, High Yield
Bond, U.S. Equity Market Plus, Asia/Pacific, and Europe Funds' average daily net assets. The Adviser receives a fee at the rate of 1.50% for its management of the Financial Services Fund. Until August 1, 1999, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Funds, such that the total expenses (exclusive of ordinary brokerage commissions and other investment related expenses, investment transaction taxes and extraordinary expenses) do not exceed 0.78% of the average net assets of the Short Fund, 0.88% of the average net assets for each of the Intermediate Fund and U.S. Equity Market Plus Fund, 0.98% of the net assets for each of the High Yield Bond Fund, Asia/Pacific Fund, and Europe Fund, and 1.48% of the average net assets for the Financial Services Fund.

The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.
Distribution

   FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Funds. Effective on or about January 1, 1999, First Data Broker Services, Inc. (also, the "Principal Underwriter") is expected to become the distributor for the Funds. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

Expenses

Subject to any expense waivers or reimbursements, the Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (usually at 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to the close of regular trading each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after the close of regular trading by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.
   Foreign securities, futures and options are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of an investment occur after the close of the securities and futures markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day,
President's Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. The Short and Intermediate Funds will also not be priced on Columbus Day and Veterans' Day.

Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.



HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."


                                       Initial Minimum     Additional Minimum
Type of Account                        Investment          Investment
     Regular                           $1000               $50
     Automatic Investment Plan         None                $50
     Individual Retirement Account     $ 250               $50
     Gift to Minors                    $ 250               $50


Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.

How to Open Your Account by Mail. Please complete the Purchase
Application. You can obtain additional copies of the Purchase
Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.

Your completed Purchase Application should be mailed directly to:

Smith Breeden Mutual Funds
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903
All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds.
Funds should be wired through the Federal Reserve System as follows:

United Missouri Bank
A.B.A. Number 10-10-00695
For the account of First Data Investor Services Group, Inc.
Account Number 98-7037-071-9
For credit to (identify which Fund to purchase)
For further credit to: (investor account number)
(name or account registration)
(Social Security or Tax Identification Number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.

Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by checking the appropriate boxes on the Purchase Application. Each
Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.

If you have any questions, please call the Funds at 1-800-221-3138.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.
Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You have two options under the Plan to make investments.
One is by automatic payroll deduction. Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a pre-authorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1000 or less.

Purchasing Shares Through Other Institutions. The Funds have authorized dealers besides the Principal Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker- dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.

HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.

Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

The Funds will accept exchange orders by telephone or other means of electronic transmission from broker- dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Taxes" in the Funds' Statements of Additional Information.

There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.


If you buy shares by check, you may not exchange those shares for up to 15 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.

The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).
Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.


HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 15 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.
In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National
Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange
("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.
Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks are not ordered to be mailed to the shareholder until 15 days after the account is opened, if the account is opened by check by the shareholder. This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least $100. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri
Bank's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option. Cancelled checks will not be returned to the shareholder. If you need to request a copy of a cancelled check, please contact Shareholder Services for procedures and applicable fees.

If you would like to initiate check writing, please call Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.
A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment. Share certificates may not be issued while a Systematic
Withdrawal Plan is in effect.


DIVIDENDS AND DISTRIBUTIONS

   The Short, Intermediate and High Yield Bond Funds intend to pay monthly distributions to their shareholders of net investment income.
The U.S. Equity Market Plus, Asia/Pacific, and Europe Funds each intend to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. The Financial Services Fund will most likely make only this annual distribution of net realized gains, and at this time, will also distribute any net investment income. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

   The Intermediate and High Yield Bond Funds will declare daily dividends for shareholders of record. The Intermediate and High Yield
Bond Funds' dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.
Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain. You may separately elect to reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase
Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid. Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:

Confirmation and Account Statements. After each transaction that affects the account balance or account registration, including the payment of dividends, you will receive a confirmation statement.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

Reports to Depository Institutions. Shareholders of the Short or
Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137. 41



RETIREMENT PLANS

The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.


SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a Distribution and Services Plan (the "Plans").
The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.

Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


TAXES

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.

All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains are taxed at a maximum of 28% or 20%, depending on the Fund's holding period in the portfolio investments. Each Fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Fund's distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the U.S. Equity Market Plus Fund's distributions are expected to so qualify.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


CAPITAL STRUCTURE

The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

   Shareholders of the separate funds of each of the Series Fund or Trust, as the case may be, will vote together in electing the relevant trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.
   Neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders. However, shareholders of the Series Fund have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Series Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and
(ii) a Fund itself was unable to meet its obligations.


TRANSFER AND DIVIDEND DISBURSING AGENT,
CUSTODIAN AND INDEPENDENT ACCOUNTANTS

First Data Investor Services Group, Inc. (the "Transfer Agent"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406, a wholly owned subsidiary of First Data Corporation, which has its principal place of business at 4400 Computer Drive, Westboro, MA, 01581, acts as each Fund's Transfer and Dividend Disbursing Agent. See
"Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and
Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche, LLP, has been selected to serve as independent auditors of the Company.


FUND PERFORMANCE

Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).
   The Short, Intermediate, and High Yield Bond Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.


A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and
CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and
Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.

   The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return may be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others. The High Yield Bond Fund's return may be compared to the Merrill Lynch High Yield Master Index or some other high yield bond index as published by a brokerage firm or others. The High Yield Bond Fund's performance may also be compared to the competitive funds average as published by Lipper Analytical Services, Inc.

   The U.S. Equity Market Plus Fund's total return may also be compared to the return of the Standard & Poor's 500 Composite Stock Price Index. For purposes of showing the returns of large company stocks versus small company stocks, or to compare returns versus inflation, the U.S. Equity Market Plus Fund's total return may also be compared to the total return of the Nasdaq Composite OTC Index, Nasdaq Industrials Index, Russell 2000 Index, or the Consumer Price Index. The Asia/Pacific Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Pacific
(Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.
The Europe Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Europe Index, which is comprised of common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland,, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, 43
Switzerland, and the United Kingdom). The Financial Services Fund's return may be compared to the S&P 500 Index return, an investment of 80% in the S&P Financial Composite Index and 20% in money market funds, the Keefe, Bruyette & Woods Index, or the average of the mutual funds in the Morningstar Specialty Financial Category. Further information on performance measurement may be found in the relevant Statement of Additional Information.

Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.

   APPENDIX
Corporate Bond Ratings


   Moody's Investors Service, Inc.'s Corporate Bond Ratings. Moody's rating for obligations with an original remaining maturity in excess of one year fall into nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Aaa -   Bonds which are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -    Bonds which are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude,or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -     Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -   Bonds which are rated Baa are considered as medium
grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

   Ba -    Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -     Bonds which are rated B generally lack characteristics
of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -   Bonds which are rated Caa are of poor standing.  Such
issues may be in default, or there may be present elements of danger with respect to principal or interest.

   Ca -    Bonds which are rated Ca represent obligations which
are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C -     Bonds that are rated C are the lowest-rated class of
bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Standard & Poor's Corporation's Corporate Bond Ratings. Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB through "D"). While speculative grade will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or a minus sign (-) to show relative standing within the major rating categories.

   AAA -   Debt rated AAA has the highest rating assigned by
Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA -    Debt rated AA has a very strong capacity to pay interest
and repay principal, and differs from AAA issues only in small degree.

   A -     Debt rated A has a strong capacity to pay interest and
repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB -   Debt rated BBB is regarded as having an adequate
capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal interest and repay principal for debt in this capacity than in higher-rated categories.

   BB -    Debt rated BB has less near-term vulnerability to default
than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned and actual or implied BBB- rating.

   B -     Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC -   Debt rated CCC has a currently identifiable
vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
In the even of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC -    Debt rated CC is typically applied to debt subordinated
to senior debt that is assigned an actual or implied CCC debt rating.

   C -     The rating C is typically applied to debt subordinated to
senior debt that is assigned an actual or implied CCC-rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   CI -    The rating CI is reserved for income bonds on which no
interest is being paid.

   D -     Debt rated D is in payment default.  The D rating
category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard
& Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

*Interested Person



              Part B:  Information Required in
             Statement of Additional Information

N-1A
Item No. Item                  	Location in the
				 Registration Statement


10.   Cover Page            	Cover Page

11.   Table of Contents     	Contents

12.   General Information
       and History           	See Part A Item 4.

13.   Investment Objective  	Miscellaneous
       and Policies           	 Investment Practices and
				 Risk Considerations;
				 Investment Restrictions
				 of the Funds; Hedging
				 and Other Strategies
				 Using Derivative Contracts

14.   Management of the		Management of the
       Registrant      		 Funds

15.   Control Persons and	Principal Holders of
       Principal Holders of  	 Securities and
       Securities 		 Controlling Persons

16.   Investment Advisory   	The Investment Advisory
       and Other Services        Agreement and Other
				 Services

17.   Brokerage Allocation  	The Investment Advisory
				 Agreement and Other
				 Services

18.   Capital Stock and     	Additional Information
       Other Securities       	 Regarding Purchases and
				 Redemptions of Fund
				 Shares

19.   Purchase, Redemption  	Additional Information
       and Pricing of         	 Regarding Purchases and
       Securities Being       	 Redemptions of Fund
       Offered                	 Shares

20.   Tax Status            	Taxes

21.   Underwriters          	Additional Information
                                 Regarding Purchases and
				 and Redemptions of Fund
				 Shares

22.   Calculation of		Standard Performance
       Performance Data      	 Measures

23.   Financial Statements  	Experts; Financial
				 Statements






SMITH BREEDEN TRUST
   SMITH BREEDEN HIGH YIELD BOND FUND
SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
SMITH BREEDEN ASIA/PACIFIC FUND
SMITH BREEDEN EUROPE FUND
SMITH BREEDEN FINANCIAL SERVICES FUND
(the "Funds")
STATEMENT OF ADDITIONAL INFORMATION

   OCTOBER 15, 1998

100 Europa Drive, Suite 200
Chapel Hill, North Carolina 27514-2310
(919) 967-7221


   This Statement of Additional Information contains information pertaining to the Funds, which may be useful to investors and is not included in the Prospectus of the Smith Breeden Mutual Funds. This Statement is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Mutual Funds dated October 15, 1998, as may be amended from time to time. The Statement should be read together with the Prospectus.




Contents                                                          Page

DEFINITIONS                                                         3
INVESTMENT RESTRICTIONS OF THE FUNDS                                3
MISCELLANEOUS INVESTMENT PRACTICES AND RISK
   CONSIDERATIONS                                                   5
HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS            12
TAXES                                                              16
FUND CHARGES AND EXPENSES                                          18
MANAGEMENT OF THE FUNDS                                            19
THE INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES               21
PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS            24
DETERMINATION OF NET ASSET VALUE                                   25
ADDITIONAL INFORMATION REGARDING PURCHASES
   AND REDEMPTIONS OF FUND SHARES                                  26
SHAREHOLDER INFORMATION                                            27
SUSPENSION OF REDEMPTIONS                                          27
SHAREHOLDER LIABILITY                                              28
STANDARD PERFORMANCE MEASURES                                      28
EXPERTS                                                            31
FINANCIAL STATEMENTS                                               31

SMITH BREEDEN TRUST

   SMITH BREEDEN HIGH YIELD BOND FUND
SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
SMITH BREEDEN ASIA/PACIFIC FUND
SMITH BREEDEN EUROPE FUND
SMITH BREEDEN FINANCIAL SERVICES FUND
(the "Funds")
Statement of Additional Information


DEFINITIONS

The "Trust":		Smith Breeden Trust
The "Adviser":		Smith Breeden Associates, Inc., the Funds' investment
                        adviser.
The "Custodian":        The Bank of New York, the Funds' custodian.
   "First Data Investor Services":	First Data Investor Services, Inc., the
                                        Funds' investor servicing agent
The "Principal Underwriter":	Until December 31, 1998:  FPS Broker
                                Services, Inc.
                                Effective on or about January 1, 1999,  First
                                Data Broker Services, Inc. is expected to become distributor for the Funds.


INVESTMENT RESTRICTIONS OF THE FUNDS

   As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, a Fund may not and will not engage in the following activities except that only the U.S. Equity Market Plus Fund has adopted item 7 as a fundamental policy. ( The Investment Company Act of 1940 (the "Investment Company Act") provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.)

1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the Securities and Exchange
Commission (the "SEC")) are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.  	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Acquire, sell, lease or hold real estate or real estate limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

4.	   Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, "commodity contracts" do not include caps, floors, collars or swaps.)

5.	Invest in interests in oil, gas, mineral leases	or other mineral
exploration or development program.

6.	Invest in companies for the purpose of exercising control or management.

7.      Purchase securities of other investment companies.

8.  	Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The
Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

9.  	Purchase securities on margin (but the Fund may obtain such short-
term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

10.  	Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

In addition to the items listed above, the U.S. Equity Market Plus Fund will not, as a matter of fundamental policy:

1. 	   Purchase any security (other than obligations of the U.S.
Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.
2.	   Purchase any security, other than mortgage-backed securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

   It is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

(a) sell over-the-counter options which it does not own; or
(b) sell options on futures contracts which options it does not own.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency exist immediately after and as a result of such investment.


MISCELLANEOUS INVESTMENT PRACTICES AND RISK
CONSIDERATIONS

Unless so indicated, each Fund may engage in each of the following investment practices or make the following investments. However, the fact that a Fund may engage in a particular practice does not necessarily mean that it will actually do so.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Funds' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.
In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.
Forward Commitments. A forward commitment represents a contract to purchase securities for a fixed price at a future date beyond customary settlement time (referred to as "forward commitments" or "when issued" or "delayed delivery" securities) if, when entering into a forward commitment, a Fund will hold until the settlement date, in a segregated account, liquid securities in an amount sufficient to meet the purchase price, or the Fund will enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. The Fund may make secured loans of securities amounting to not more than 33 1/3% of the Fund's total assets thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of the Funds' policy, securities loans are made to broker-dealers pursuant to an agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

Borrowing. The Funds may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) to take advantage of investment opportunities and for extraordinary or emergency purposes, or for the clearance of transactions. The Funds may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case.
On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund and result in leverage.

   Foreign Securities. All of the Funds, with the exception of the U.S. Equity Market Plus Fund, may hold securities of foreign issuers that are not registered with the SEC, and foreign issuers may not be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies.
   A fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global
Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries or a fund may also purchase the securities directly in the foreign markets. ADRs are generally in registered form and are denominated in U.S. dollars and are designed for use in U.S. securities markets. EDRs are similar to ADRs but generally are in bearer form, may be denominated in other currencies, and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international markets. ADRs are typically receipts issued by a U.S. bank or trust company evidencing ownership of the underlying securities.
For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. The Europe, Asia/Pacific and High Yield
Bond Funds may also invest in fixed income securities of foreign issuers.

   The Funds investing in foreign securities anticipate that brokerage transactions involving foreign securities of companies headquartered outside of the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States and as a result trade and settlement procedures in foreign securities may involve certain risks or expenses not present in the settlement of domestic transactions (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad).

   Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and domestic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may bemore limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

   Foreign Currency Transactions. All of the Funds, with the exception of the U.S. Equity Market Plus Fund, may conduct foreign currency transactions on a spot (i.e. cash) or forward basis (i.e. by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specified amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
   A Fund may use currency forward contracts to hedge against a decline in the value of its investments denominated in foreign currency. For example, if a Fund owned securities, or a futures contract, denominated in British pound sterling, it could enter into a forward contract to sell pound sterling inreturn for U.S. dollars to hedge against possible declines in the pound's value.Such a hedge, called a "position hedge" would tend to offset both positive and negative currency fluctuations, but would not offset changes in the value of its investment caused by other factors.

   Under certain conditions, SEC guidelines require mutual funds to set aside liquid assets in a segregated custodial account to cover currency forward contracts, if done for speculative purposes. Currently, the Funds do not expect to use currency forward contracts for speculative purposes. A Fund will not segregate assets to cover its forward contracts entered into for hedging, such as the position hedge described above.

   Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock.
When the market price of the underlying common stock increases, the prices of convertible securities tend to rise as a reflection of the value of the underlying common stock. Issuers of convertible securities may default on their obligations.

   Collateralized Mortgage Obligations ("CMOs"). Each of the Funds may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.
CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs.
In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

In reliance on an interpretation by the SEC, the Funds' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

   Stripped Securities ("STRIPS").   Each of the Funds may invest in
STRIPS. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described in "Other Investment Practices and Risk Considerations" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

The Adviser expects that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. It is not anticipated that STRIPS will constitute more than 5% of a Fund's net assets.
The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

   Pay-in-kind, Delayed and Zero Coupon Securities. Each of the Funds may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality.
These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. A Fund's investment in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements, which may reduce the Fund's assets and may thereby decrease its rate of return.

   Indexed Securities. Each of the Funds, with the exception of the Short and Intermediate, may invest in "index-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than they typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index. A Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. The U.S. Equity Market Plus Fund will not invest in currency-linked debt securities.

   Index and currency-linked securities are derivative instruments which may entail substantial risks. The company may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected. Indexed securities are also subject to the credit risk of the issuer.

   Variable and Floating Rate Obligations.   These obligations bear variable
or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   An active secondary market may not exist with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for a Fund to sell a variable or floating rate instrument when desired.
HEDGING AND OTHER STRATEGIES USING DERIVATIVE
CONTRACTS

Futures Contracts.    When a Fund purchases a futures contract it agrees to
purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale take place is fixed when the fund enters the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard and Poor's 500 Composite Stock Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

   The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Funds will not use futures contracts for leverage.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until delivery date, and it is not cash settled. However, when the contract is entered into, a purchaser or seller is required to deposit
"initial margin" with a futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund,the Fund may be entitled to return of the margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to a Fund.

Asset Coverage and Limitations on Futures and Options Transactions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures and options strategy is outstanding, unless they are replaced with other suitable assets. As a result there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.
   Risks Associated with Correlation of Price Changes. Because there are a limited number of types of exchange-traded option and future contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated market exposure directly. The Funds may invest in options and futures contracts based on securities with different maturities or other characteristics from the securities or market in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Funds' targeted market, index or investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets versus the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options or futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its option or futures positions could also be impaired.

OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The staff of the SEC currently considers OTC options to be illiquid for purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets unless certain arrangements have been made with the other party to the option contract that permit the prompt liquidation of the option position.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specified securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase,rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because of the premium received for writing the option.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up its ability to participate in security price increases and will suffer a loss in the event of an increase.
Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   Options and Futures Relating to Foreign Currencies.   All of the Funds,
with the exception of the U.S. Equity Market Plus Fund, may utilize currency futures contracts. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell they underlying currency.

    A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies in order to hedge against the currency risk implicit in the investments which it owns that are denominated in other than U.S. dollars. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the Fund's investments, such as a decline in an issuer's creditworthiness. Because the value of a Fund's foreign denominated investments changes in response to many factors other than exchange rates, it may not be possible to march the amount of currency options and futures to the value of the Fund's investments exactly over time.

   Swaps, Caps, Floors and Collars. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates (in the United States or abroad), foreign currency values, mortgage securities, or other factors such as stock or bond indices.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.
   There can be no assurance that the Funds will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination. The Funds will enter into swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

   Inasmuch as these transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act.

   The Funds will not enter into any swap, cap, collar or floor contract unless at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P").

   If there is default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. Each Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Illiquid Securities" in the Prospectus.


TAXES

Taxation of the Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

	(a)	derive at least 90% of its gross income from dividends,
interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
        (b)distribute with respect to each taxable year at least 90% of the of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

        (c) diversify its holdings so that, at the end of each fiscal quarter
        (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S.
Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

Qualification as a regulated investment company exempts a Fund from federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fundintends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, each Fund must include dividends in income not when received but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later. Also, a portion of the yield on certain high yield securities (including certain payment-in-kind bonds) issued after July 10, 1989 may be treated as dividends.
Sale or redemption of shares.  The sale, exchange, or redemption of Fund
Shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as mid-term capital gain if the shares have been held for 12 months, but not more than 18 months, and as adjusted net long-term capital gains if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange, or redemption of Fund shares will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of capital distributions.   If a Fund makes a distribution to you in
excess of its current and accumulated "earnings and profits" in any taxable year,the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain.
A return of capital is not taxable, but it reduces your tax basis in your shares.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in option, futures contracts, and straddles, or similar transactions, it will be subject to special tax rules (including constructive sale, market-to-market, straddle, wash sales, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


FUND CHARGES AND EXPENSES

   Management Fees. Each Fund pays a monthly fee to the Adviser based on the average net assets of the Fund, as determined at the close of each business day during the month. The fee is computed at an annual rate of 0.70% for each of the High Yield Bond, U.S. Equity Market Plus, Asia/Pacific, and Europe Funds, and 1.50% for the Financial Services Fund. Advisory fees paid by the Funds for the past three fiscal years are as follows. The Financial Services Fund commenced operations December 22, 1997 and the advisory fees paid as shown below for the Financial Services Fund are for the period beginning with this date and ending March 31, 1998.:

Advisory Fees Paid by Funds

                                                    Asia/Pacific,
                    U.S. Equity      Financial      Europe, and
Fiscal Year         Market Plus      Services       High Yield
Ended               Fund             Fund           Bond Funds

March 31, 1998      $423,706         $23,152*       N/A*
March 31, 1997      $ 53,341         N/A*           N/A*
March 31, 1996      $ 21,727         N/A*           N/A*




   The following chart details the reimbursements the Adviser made to the Funds for each of the last three fiscal years, under voluntary expense
limitation provisions    :


Amounts Reimbursed by Adviser to the Funds

                                                    Asia/Pacific,
                    U.S. Equity      Financial      Europe, and
Fiscal Year         Market Plus      Services       High Yield
Ended               Fund             Fund           Bond Funds

March 31, 1998      $215,049         $26,865*       N/A*
March 31, 1997      $131,965         N/A*           N/A*
March 31, 1996      $114,100         N/A*           N/A*

   *The Financial Services Fund commenced operations December 22, 1997. The High Yield Bond, Asia/Pacific, and Europe Funds each commenced operations October 15, 1998 and, as such, have not yet paid any advisory fees or had amounts reimbursed.

   Other Expenses. Subject to any voluntary expense limitation provisions, each Fund pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to FPS Services which serves as the Funds' shareholder servicing and accounting agent are determined by contract as approved by the Board of Trustees.


MANAGEMENT OF THE FUNDS

The Board of Trustees has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Funds who are responsible for administering the day-to-day operations of the Funds. Trustees and officers of the Funds are identified in the Prospectus.

   All of the Trustees are Trustees of all the other funds managed by the Adviser and each independent Trustee receives fees for his or her services.The Trustees do not receive pension or retirement benefits from the Funds. The table below shows the fees paid by the each of the Funds separately to each independent Trustee for the fiscal year ended March 31, 1998 and total fees paid by the entire Fund complex for the fiscal year ended March 31, 1998. There are two other funds in the complex besides the Funds of the Smith Breeden Trust.


   Total Compensation Paid to Independent Trustees by the Funds

                                                   Asia/Pacific,
                       U.S. Equity    Financial    Europe, and     Entire
                       Market Plus    Services     High Yield    Smith Breeden
Trustee                Fund           Fund         Bond Funds      Complex

Stephen M. Schaefer    $ 7,083       $0.00*        $0.00*          $ 40,833
Myron S. Scholes       $ 7,083       $0.00*        $0.00*          $ 40,833
William F. Sharpe      $22,858       $0.00*        $0.00*          $ 40,833


*The High Yield Bond, Asia/Pacific, and Europe Funds each commenced operations October 15, 1998 and, as such, have not yet made any compensation to the Independent Trustees. Each of these Funds expects to pay approximately $300 to each Trustee listed above prior to March 31, 1999. The Financial Services Fund commenced operations December 22, 1997 and did not pay any fees to the Trustees for its fiscal year ended March 31, 1998 , but expects to pay approximately $2,500 to each Trustee for the fiscal year ended March 31, 1999.

   The Agreement and Declaration of Trust provides that the Funds will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Trustees and officers of the Funds who are also officers or shareholders of the Adviser will benefit from the advisory fees paid by the Fund.

Potential Conflicts of Interest. Principals of the Adviser as individuals own approximately 70% of the common stock of Harrington Financial Group
("HFGI"), the holding company for Harrington Bank, FSB of Richmond, Indiana (the "Bank"). HFGI and the Bank may invest in assets of the same types as those to be held by the Funds.

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc.
("CFFG"), the holding company for certain banks and thrifts, to which the Adviser renders Investment Advisory services. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Funds.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Funds, or different from the Funds but trading in the same type of securities and instruments as the Funds. Portfolio decisions and results of the Funds' investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Funds.

THE INVESTMENT ADVISORY AGREEMENT AND OTHER
SERVICES

The investment manager of the Funds is Smith Breeden Associates, Inc. (the "Adviser"). The table in the Prospectus indicates which officers and trustees are affiliated persons of the Adviser.

Under the Investment Advisory Agreements between the Funds and the Adviser, subject to such policies as the Trustees may determine, the Adviser, at its expense, furnishes continuously an investment program for the Funds and makes investment decisions on behalf of the Funds. Subject to the control of the Trustees, the Adviser also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and clerical services and places all orders for the purchase and sale of the Funds' portfolio securities.

   For details of the Adviser's compensation under the Investment Advisory Agreements, see "Fund Charges and Expenses" in this Statement. Under the Investment Advisory Agreements, the Adviser may reduce its compensation to the extent that the Funds' expenses exceed such lower expense limitation as the Adviser may, by notice to the Funds, voluntarily declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, other investment related expenses such as securities lending fees, interest, taxes, and extraordinary expenses. The terms of the expense limitations currently in effect are described in the Prospectus and on the following page. The Funds pay all expenses not assumed by the Adviser including, without limitation, auditing, legal, tax preparation and consulting, custodial, investor servicing and shareholder reporting expenses.

The Investment Advisory Agreements provide that the Adviser shall not be subject to any liability to the Funds or to any shareholder of the Funds for any act or omission in the course of or connected with rendering services to the Funds in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

   The Investment Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the relevant Fund, or by the Adviser, on 60 days written notice. They may be amended only by a vote of the shareholders of the relevant Fund. The Investment Advisory Agreements also terminate without payment of any penalty in the event of its assignment as defined in the Investment Company Act. The Investment Advisory Agreements provide that they will continue in effect after their initial term of two years only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Funds. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities". 21
Under the terms of the Investment Advisory Agreements, the Adviser performs certain administrative services as follows: (1) coordinates with the Funds' custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (5) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (6) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Funds for their approval invoices or other requests for payment of Fund expenses; and (8) takes such other actions with respect to the Funds as may be necessary in the opinion of the Adviser to perform its duties under the agreements.

   The Adviser has voluntarily undertaken to bear normal operating expenses (excluding litigation, indemnification and other extraordinary expenses) of the Funds, and, if necessary, to waive its advisory fee, for the period ending August 1, 1999 such that total operating expenses would not exceed 0.88% of the average net assets of the U.S. Equity Market Plus Fund, 0.98% of the average net assets of each of the High Yield Bond, Asia/Pacific and Europe Funds, and 1.48% of the average net assets of the Financial Services Fund. Such expense limitations, if any, are calculated daily based on average net assets and may be continued or modified by the Adviser at any time in its sole discretion.

Portfolio Transactions

Investment decisions. Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client.
It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
   Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:

Brokerage Commissions Paid by the Funds

                                                    Asia/Pacific,
                    U.S. Equity      Financial      Europe, and
Fiscal Year         Market Plus      Services       High Yield
Ended               Fund             Fund           Bond Funds

March 31, 1998      $ 26,251         $25,946*       N/A*
March 31, 1997      $  3,000         N/A*           N/A*
March 31, 1996      $  1,000         N/A*           N/A*

*The Financial Services Fund commenced operations December 22, 1997. The High Yield Bond, Asia/Pacific and Europe Funds each commenced operations October 15, 1998, and, as such, have not yet paid any brokerage commissions.

   For a discussion of brokerage issues relating to investments in foreign securities, see "Miscellaneous Investment Practices and Risk Considerations-Foreign Securities".

The Adviser places all orders for the purchase and sale of portfolio investments for the Funds and may buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser, having in mind the Funds' best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

When it is determined that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may execute transactions through brokers or dealers who provide quotations and other services to its advisory clients, including the quotations necessary to determine these clients' net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to the Adviser and its clients in such amount of total brokerage as may reasonably be required. 23
Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds (and, if permitted by law, of the other funds managed by the Adviser) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Adviser conducts extensive proprietary research. The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes.
The Adviser pays for these services directly out of its advisory fees.
The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.

   Investor Servicing Agent

   First Data Investor Services is each Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by each Fund as an expense of all its shareholders. See "Fund Charges and Expenses" in this Statement for information on fees and reimbursements received by First Data Investor Services. First Data Investor Services is also investor-servicing agent for the other funds managed by the Adviser and receives fees from each of those funds for its services.

Custodian

The Bank of New York ("Custodian") acts as custodian of each of the Fund's assets. In carrying out its duties under its custodian contract, the Custodian may employ one or more subcustodians whose responsibilities will include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. Each Fund pays the Custodian an annual fee based on the assets of the Fund and the Fund's securities transactions. Each Fund also pays the Custodian an annual fee based on the Fund's securities holdings for the year and reimburses the Custodian for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services. The Custodian pays the fees and other charges of any subcustodian employed by it.


PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING
PERSONS

   Listed below are the names and addresses of those shareholders who, to the U.S. Equity Market Plus Fund's best knowledge, as of July15, 1998, owned 5% or more of the shares of the Fund.

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104	56.02%

Each Fund Trustee owns less than 1% of the shares of the U.S. Equity Market Plus Fund as of July 15, 1998.
   Listed below are the names and addresses of those shareholders who, to the Financial Services Fund's best knowledge, as of July 15, 1998, owned 5% or more of the shares of the Fund.

Smith Breeden Associates, Inc.
100 Europa Drive
Chapel Hill, NC  27514	70.89%

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104	5.15%

Each Fund Trustee owns less than 1% of the shares of the Financial Services Fund as of July 15, 1998.

   Each of the High Yield Bond, Asia/Pacific and Europe Funds commenced operations October 15, 1998, and, as such, do not currently have any shareholders.


DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value as of the close of regular trading on the New York Stock Exchange usually at 4 p.m. If any securities held by a Fund are restricted as to resale, the Adviser determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

   Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the net asset value of those Funds which may invest in such securities. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' Board of Trustees has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all of the Fund's assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service. Because of the amount of time required to collect and process trading information of large numbers of securities 25 issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair market value following procedures approved by the Trustees.


ADDITIONAL INFORMATION REGARDING PURCHASES
AND REDEMPTIONS OF FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of a Fund must be denominated in U.S. Dollars. A Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind. The Funds are committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of a Fund in case of any emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of a Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

   Principal Underwriter. FPS Broker Services, Inc. (the "Principal Underwriter"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 194060903, is the principal underwriter for the Funds and is acting on a best efforts basis. Effective on or about January 1, 1999, pursuant to an asset purchase plan entered into by the parent companies of FPS Broker Services, Inc. and First Data Broker Services, Inc., First Data Broker Services, Inc. (also, the "Principal Underwriter"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, is expected to become the principal underwriter for the Funds and will act on a best efforts basis. Both FPS Broker Services, Inc. and First Data Broker Services, Inc. are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous.

   The Funds' underwriting agreement with the Principal Underwriter provides that the Funds will pay all fees and expenses in connection with: registering and qualifying their shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing their shares, including expenses of confirming purchase orders. The Principal Underwriter acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement, the Principal Underwriter may accept orders for Funds' shares at their offering prices. For these services for the Funds, the Adviser pays the Principal Underwriter approximately $15,000. The Principal Underwriter may enter into agreements with other broker-dealers for the sale ofthe Funds' shares by them.


Reinvestment Date. The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has its dividends reinvested. This date will vary and is not necessarily the same date as the record date or the payable date for cash dividends.

Special Services. The Funds may pay certain financial institutions that maintain accounts with the Funds on behalf of numerous beneficial owners for record keeping operations performed with respect to such beneficial owners. Such financial institutions may also charge a fee for their services directly to their clients.


SHAREHOLDER INFORMATION

Each time shareholders buy, redeem or exchange shares or receive a distribution, they will receive a statement confirming the transaction and listing their current share balance. The Funds also send annual and semiannual reports that keep shareholders informed about each Fund's portfolio and performance, and year-end tax information to simplify their recordkeeping. Shareholders may call First Data Investor Services toll-free at 1-800 221-3137 for more information, including account balances.


SUSPENSION OF REDEMPTIONS

The Funds may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange (the "Exchange") is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


STANDARD PERFORMANCE MEASURES

Total return data for the Funds may from time to time be presented in this Statement and in advertisements. Total return for the one-year period and for the life of a Fund is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the net asset value at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. The following table shows the average annual total return for the periods stated, as of the fiscal year end of March 31, 1998.


Average Annual Total Return

                                 One Year      Five Years      Inception

U.S. Equity Market Plus Fund     45.7%         22.9%           22.8%
Financial Services Fund           N/A*          N/A*           11.7%


   *The Financial Services Fund commenced operations December 22, 1997. The U.S. Equity Market Plus Fund commenced operations June 30, 1992.

   The High Yield Bond, Asia/Pacific and Europe Funds commenced operations October 15, 1998, and, as such, do not yet have total return data available.

At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce a Fund's expenses. The per share amount of any such fee reduction or assumption of expenses for the life of a Fund, will be reflected in the Prospectus as updated. Any such fee reduction or assumption of expenses would increase a Fund's total return during the period of the fee reduction or assumption of expenses.

Independent statistical agencies measure a Fund's investment performance and publish comparative information showing how the Fund, and similar investment companies, performed in specified time periods. The agencies whose reports are commonly used are Morningstar, Inc, Lipper Analytical Services and Wiesenberger Investment Companies Service. From time to time, a Fund may distribute these comparisons to its shareholders or to potential investors. 28
   The Funds' performance may also from time to time be compared to Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Standard & Poor's performance figures reflect changes of market prices and reinvestment of all regular cash dividends and are not adjusted for commissions or other costs. Because each Fund is a managed portfolio investing in a variety of securities and derivative instruments, the securities it owns will not match those in the Index. Other publications, indices, and averages that may be used are as follows:

a)	CDA Mutual Fund Report, published by CDA Investment
Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

b)	Mutual Fund Source book, published by Morningstar, Inc.--analyzes price, yield, risk and total return for equity and fixed income funds.

c)	Financial publications:  Barron's, Business Week, Changing Times,
Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

d)	Consumer Price Index (or Cost of Living Index) published by the U.S.
Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

e)	Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -
historical measure of yield, price and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

f)	Savings and Loan Historical Interest Rates - as published in the U.S.
Savings & Loan League Fact Book.

g)	Salomon Brothers Broad Bond Index or its component indices - The
Broad Index measures yield, price and total return for Treasury, Agency, Corporate, and Mortgage bonds.

h)	Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield
Index and Long-Term Utility High-Yield Index.

i)	Lehman Brothers Aggregate Bond Index or its component indices -
The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

j)	Lehman Brothers Government/Corporate Bond Index.

k)	Other taxable investments including certificates of deposit (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

l)	Historical data supplied by the research departments of Lehman
Brothers, First Boston Corporation, Morgan Stanley, Salomon
Brothers, Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson Lufkin and Jenrette.
m)	Donoghues's Money Fund Report--industry averages for seven-day annualized and compounded yields taxable, tax-free and government money funds.

n) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

o) Merrill Lynch High Yield Master Index or other high yield bond indices as published by a brokerage firm or others.

p) Average of competitive funds as published by Lipper Analytical
Services, Inc.

q) Morgan Stanley Capital International (MSCI) - Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.

r) Morgan Stanley Capital International (MSCI) - Europe Index, which is comprised of common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland,, France, Germany,
Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden,
Switzerland, and the United Kingdom).

s) Standard & Poor's Financial Composite.

t) An investment of 80% in the S&P Financial Composite Index and 20% in Money Market funds.

u) The Keefe Bruyette & Woods Index.

v) The average of the mutual funds in Morningstar's Specialty Financial category.

Volatility. Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on the portfolio to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance. A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is the portfolio's excess return (relative to T-Bills) divided by the standard deviation of its returns.

All data are based on past performance and do not predict future results.

EXPERTS

Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the Funds' independent auditors, providing audit services, tax return review andpreparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The annual financial statements of both the U.S. Equity Market Plus and Financial Services Funds and related notes thereto attached to this Statement of Additional Information have been so attached in reliance upon the report of Deloitte & Touche LLP, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

Attached are the audited financial statements for the fiscal year ended March 31, 1998.









SMITH BREEDEN TRUST


Smith Breeden U.S. Equity Market Plus Fund
Smith Breeden Financial Services Fund



























                                ANNUAL REPORTS



                         Smith Breeden Short Duration
                             U.S. Government Fund


                      Smith Breeden Intermediate Duration
                             U.S. Government Fund


                     Smith Breeden Equity Market Plus Fund


                     Smith Breeden Financial Services Fund


                                 March 31, 1998

TABLE OF CONTENTS


Letter to Our Shareholders                                    1
Smith Breeden Short Duration U.S. Government Fund
     Performance Review                                       2
     Schedule of Investments                                  4
     Statement of Assets and Liabilities                      6
     Statement of Operations                                  7
     Statements of Changes in Net Assets                      8
     Financial Highlights                                     9
     Notes to Financial Statements                           10
     Report of Independent Auditors                          13
Smith Breeden Intermediate Duration U.S. Government Fund
     Performance Review                                      14
     Schedule of Investments                                 16
     Statement of Assets and Liabilities                     17
     Statement of Operations                                 18
     Statements of Changes in Net Assets                     19
     Financial Highlights                                    20
     Notes to Financial Statements                           21
     Report of Independent Auditors                          24
Smith Breeden Equity Market Plus Fund
     Performance Review                                      25
     Schedule of Investments                                 27
     Statement of Assets and Liabilities                     29
     Statement of Operations                                 30
     Statements of Changes in Net Assets                     31
     Financial Highlights                                    32
     Notes to Financial Statements                           33
     Report of Independent Auditors                          36
Smith Breeden Financial Services Fund
     Performance Review                                      37
     Schedule of Investments                                 39
     Statement of Assets and Liabilities                     40
     Statement of Operations                                 41
     Statement of Changes in Net Assets                      42
     Financial Highlights                                    43
     Notes to Financial Statements                           44
     Report of Independent Auditors                          47

                          LETTER TO OUR SHAREHOLDERS

Dear Fellow Shareholder:

For many of you, this will be the first annual report you will have received as a shareholder in the Smith Breeden Mutual Funds. Our growth has been both exciting and gratifying, as we have welcomed over 6,000 new shareholders to Smith Breeden since March of 1997. We wish to give each of you a warm welcome to the family.

Although this is the first annual report for many shareholders, it is the sixth report that we have issued for our funds, which commenced operations in 1992. It has only been in the last year that we have become widely known, as evidenced by our growth. We attribute this growth to a combination of factors. Many national publications have recognized our funds' fine performance. In addition, indexing is now receiving increased attention as an attractive investment strategy. Many shareholders have also recommended our funds to friends and relatives. The Smith Breeden Funds offer disciplined and successful investment alternatives within the basic domestic asset classes: stocks, bonds and cash. We invite you to continue to spread the word about us to your friends and family. Our representatives are available to answer any questions at (800) 221-3138. Information is also available at Smith Breeden's web site at www.smithbreeden.com.

1997 was an important year for us not only because of the recognition we received, but also because we launched a new fund, the Smith Breeden Financial Services Fund. Smith Breeden has been a successful investor in, and consultant to, financial institutions for many years. In fact, Smith Breeden started in business in 1982 as a consultant to banks and thrifts. We are proud to be able to offer you this expertise through our new fund. The Financial Services Fund commenced its operations on December 22, 1997 and its financial statements are included in this report. Please take a moment to review its performance and operations.

We continue to explore new ways to deliver our investment expertise to you. We are considering additions to our fund family within additional asset classes to allow our investors to diversify their portfolios further, and thereby to seek the combination of risk and return best suited to each person's own goals and constraints. We will keep you informed as our plans progress.

Thank you for your continued trust in the Smith Breeden Mutual Funds.

Sincerely,


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]





Douglas T. Breeden                      Michael J. Giarla
Chairman                                President

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                              PERFORMANCE REVIEW


     The Smith Breeden Short Duration U.S. Government Fund provided a total return of 6.24% in the year ended March 31, 1998. The Fund's return exceeded its benchmark, the six-month U.S. Treasury Bill, by 0.57% for the year. The Fund's return versus money-market funds was even more compelling, with the average money-market fund yielding 5.03%1 in the year. This was accomplished steadily over the year, with the Fund's return exceeding the benchmark return in each calendar quarter. Since the Fund's inception in June 1992, it has provided an annualized return 0.71% in excess of the six-month U.S. Treasury Bill. The graph below plots the Fund's return versus both its benchmark and the average return of Morningstar's Ultra-Short Bond Fund category.


[GRAPHIC OMITTED]




     Interest rates declined in the year, with the five-year U.S. Treasury Note yield dropping 1.12%, from 6.74% at March 31, 1997 to 5.62% at March 31, 1998. At the short end of the yield curve, the yield on the six-month U.S. T-Bill fell from 5.54% to 5.26%, or just 0.28%. This overall flattening in the yield curve resulted from a combination of economic events. The Federal Government budget deficit declined, which reduced the U.S. Treasury's need to issue new debt. The resultant reduction in supply of U.S. Treasury securities helped drive yields down. Financial turmoil in Asia made U.S. Treasury securities even more popular as a financial safe-harbor, increasing demand for U.S. Treasury debt while supply was falling. Meanwhile, the Federal Reserve continued to be watchful for signs of inflation amid strong economic growth and unemployment at thirty-year lows, and they maintained their short-term rate at 5.50%. This placed a floor under short-term rates, preventing a significant decline in yields on Treasury Bills, and the result was a flatter yield curve.


---------
1. Average money-market fund yield from The Wall Street Journal.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
     Part of the Fund's return over the return on the six-month U.S. Treasury Bill was due to the favorable performance of mortgage-backed securities when compared with U.S. Treasury securities. Expectations of future interest rate volatility declined in tandem with the fall in interest rates. Mortgage-backed securities perform best in steady interest rate environments, and so investors are willing to pay comparatively more for mortgages when they expect stable interest rates. The decline in expected interest rate volatility occurred despite some unsettled periods during the year, especially at the height of the recent Asian crisis. As long-term interest rates fell below 6.0% at the end of the third quarter of 1997, many mortgage investors braced for an expected surge in prepayments, and longer-duration mortgages underperformed comparable U.S. Treasury securities. The benign effect of declining volatility was enough, however, to outweigh the effect of faster prepayments for the mortgage sector as a whole.

     The Fund aims to add value by investing selectively in favorably valued sectors of the mortgage market. During the year, the Fund reduced its overall level of investment in mortgages and increased its cash holdings as interest rates declined and the likelihood of a prepayment surge increased. The Fund also reduced holdings in longer-term and higher-coupon fixed-rate mortgages in the latter part of 1997, to reduce prepayment risk in the fund. The first quarter of 1998 saw the expected surge in prepayments, and the Fund was successful in outperforming the six-month U.S. Treasury Bill even in this difficult period.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1998



                                                                                                    Market
  Face Amount   Security                                                                            Value
--------------- ------------------------------------------------------------------------------ ---------------
                U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 132.69%
                Freddie Mac -- 32.91% (1)
                FH Gold
 $  7,900,000   6.00%, due 4/1/13 ............................................................  $  7,785,511
   10,000,000   6.50%, due 4/1/13 ............................................................    10,036,719
    7,650,530   8.50%, due 5/1/25 to 12/1/25 .................................................     7,984,036
                                                                                                ------------
                                                                                                  25,806,266
                                                                                                ------------
                Fannie Mae -- 32.82% (1)
                FN Interest only (2)
    1,324,877   9.00%, due 7/25/21 ...........................................................       351,642
                FN
   20,199,991   6.50%, due 1/1/28 to 2/1/28 ..................................................    19,978,824
    4,000,000   6.50%, due date to be announced ..............................................     3,955,406
    1,395,490   7.04%, due 12/1/06 ...........................................................     1,457,381
                                                                                                ------------
                                                                                                  25,743,253
                                                                                                ------------
                Government National Mortgage Association -- 66.45% (1)
                GNMA ARM
   26,245,770   5.00%, due 7/20/27 to 3/20/28 ................................................    26,221,553
   19,633,725   5.50%, due 8/20/27 to 11/20/27 (5) ...........................................    19,804,312
    3,591,256   7.00%, due 7/20/17 to 9/20/22 ................................................     3,691,293
    1,268,641   7.375%, due 5/20/22 to 4/20/24 ...............................................     1,301,807
                GNMA
    1,017,522   9.50%, due 7/15/09 to 9/15/21 ................................................     1,098,553
                                                                                                ------------
                                                                                                  52,117,518
                                                                                                ------------
                U.S. Treasury Bills -- 0.51%
      400,000   5.51% due 5/28/98 (3) ........................................................       396,802
                                                                                                ------------
                                                                                                     396,802
                                                                                                ------------
                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (Cost $103,210,947) ..........................................................   104,063,839
                                                                                                ------------
  Notional
   Amount       Three-Month LIBOR Interest Rate Swap Contracts -- (0.97)%
------------
 $ 20,000,000   Contract dated 6/22/93 with Prudential Global Funding, Expires 6/22/98,
                pay rate 5.458% ..............................................................        17,095
   20,000,000   Contract dated 8/31/93 with Salomon Swapco, Expires 8/30/00,
                pay rate 5.34% ...............................................................       259,820
   20,000,000   Contract dated 5/15/95 with Salomon Swapco, Expires 5/15/05,
                pay rate 6.951% ..............................................................    (1,038,677)
                                                                                                ------------
                Total Three-Month LIBOR Interest Rate Swap Contracts .........................      (761,762)
                                                                                                ------------
                Three-Month LIBOR Interest Rate Cap Contracts -- 0.34%
   50,000,000   Contract with Salomon Swapco, expires 4/23/03, Strike rate 7.50% .............       269,500
                                                                                                ------------
                Total Three-Month LIBOR Interest Rate Cap Contracts (Cost $1,509,907).........       269,500
                                                                                                ------------
  Contracts     Option Contracts -- 0.07%
------------
           80   Call on 5 Year US Treasury Note Futures, expires 5/98, strike price $111......  $      2,500
           40   Call on 30 Year US Treasury Bond Futures, expires 5/98, strike price $126.....         5,000
           80   Put on 5 Year US Treasury Note Futures, expires 5/98, strike price $108 ......        18,750
           40   Put on 30 Year US Treasury Bond Futures, expires 5/98, strike price $118 .....        25,000
                                                                                                ------------
                Total Option Contracts (Cost $78,112) ........................................        51,250
                                                                                                ------------
                TOTAL INVESTMENTS -- 132.13% (Cost $104,798,966) .............................   103,622,827
                                                                                                ------------

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                             MARCH 31, 1998





                                                                                Market
   Face Amount   Security                                                       Value
---------------- --------------------------------------------------------- ---------------
                 Reverse Repurchase Agreements -- (5.10%)
 $  (4,000,000)  Morgan Stanley 5.74% due 4/7/98 dated 3/31/98 (4) .......     (4,000,000)
                                                                               ----------
                                                                               (4,000,000)
                                                                               ----------
                 Short Sales -- (25.22%)
   (20,000,000)  FN 6.50% due date to be announced (5) ...................    (19,777,031)
                                                                              -----------
                                                                              (19,777,031)
                                                                              -----------
                 Other Liabilities, Less Cash and Other Assets -- (1.81%)      (1,417,941)
                                                                              -----------
                 NET ASSETS -- 100.00% ...................................  $  78,427,855
                                                                            =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.

(2) Represents an interest only stripped mortgage-backed security.

(3) Security is held as collateral by Carr Futures, Inc. The interest rate shown is the discount rate paid at time of purchase.

(4) Reverse repurchase agreement is collateralized by $4,166,424 face of GNMA ARM 5.50% due 8/20/27.

(5) Short sale represents the sale "against the box" of $20,000,000 FN 6.50% securities owned by the Fund.

Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
     FH -- Freddie Mac
     FN -- Fannie Mae
GNMA -- Government National Mortgage Association



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

Assets
 Investments at market value (identified cost $104,798,966) (Note 1)......................     $ 103,622,827
 Cash ....................................................................................             7,459
 Restricted cash held to cover checkwriting privileges ...................................            28,000
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................            43,765
   Subscriptions .........................................................................           155,740
   Interest ..............................................................................           487,618
   Securities sold .......................................................................        40,676,438
 Other assets ............................................................................            11,649
                                                                                               -------------
   Total Assets ..........................................................................       145,033,496
                                                                                               -------------
Liabilities
 Reverse repurchase agreement (proceeds $4,000,000) (Note 1)..............................         4,000,000
 Short sales at market value (proceeds $19,806,250).......................................        19,777,031
 Payables:
   Redemptions ...........................................................................            25,915
   Securities purchased ..................................................................        42,629,141
   Swap Interest (Note 2) ................................................................            33,441
   Due to Advisor (Note 3) ...............................................................            48,169
 Accrued expenses ........................................................................            91,944
                                                                                               -------------
   Total Liabilities .....................................................................        66,605,641
                                                                                               -------------
Net Assets
 (Applicable to outstanding shares of 7,904,459 unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................     $  78,427,855
                                                                                               =============
 Net asset value, offering price and redemption price per share ($78,427,855 / 7,904,459).     $        9.92
                                                                                               =============
Source of Net Assets
 Paid in capital .........................................................................     $  82,964,182
 Overdistributed net investment income ...................................................          (631,273)
 Accumulated net realized loss on investments ............................................        (2,702,907)
 Net unrealized depreciation of investments, interest rate swaps, interest rate caps, short
   sales and futures contracts ...........................................................        (1,202,147)
                                                                                               -------------
   Net Assets ............................................................................     $  78,427,855
                                                                                               =============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1998

Investment Income
 Interest and discount earned, net of premium amortization and interest expense (Note 1) .    $  6,296,431
Expenses
 Advisory fees (Note 3) ..................................................................         727,735
 Accounting and pricing services fees ....................................................          59,134
 Custodian fees...........................................................................          37,145
 Audit and tax preparation fees ..........................................................          33,860
 Legal fees ..............................................................................          27,305
 Transfer agent fees .....................................................................          33,609
 Registration fees .......................................................................          24,489
 Trustees fees and expenses ..............................................................          66,931
 Insurance ...............................................................................          21,599
 Other ...................................................................................          10,482
                                                                                              ------------
   Total Expenses Before Reimbursement ...................................................       1,042,289
   Expenses reimbursed by Advisor (Note 3) ...............................................        (231,365)
                                                                                              ------------
   Net Expenses ..........................................................................         810,924
                                                                                              ------------
   Net Investment Income .................................................................       5,485,507
                                                                                              ------------
Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on investments ........................................................       2,886,352
 Change in unrealized appreciation (depreciation) of investments, interest rate swaps, interest
   rate caps, and futures contracts ......................................................      (2,022,049)
                                                                                              ------------
 Net realized and unrealized gain on investments .........................................         864,303
                                                                                              ------------
 Net increase in net assets resulting from operations ....................................    $  6,349,810
                                                                                              ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 Year Ended          Year Ended
                                                                               March 31, 1998      March 31, 1997
                                                                              ----------------   -----------------
Operations
 Net investment income ....................................................    $   5,485,507      $   10,225,930
 Net realized gain on investments .........................................        2,886,352             846,686
 Change in unrealized appreciation (depreciation) of investments,
   interest rate swaps, interest rate caps and futures contracts ..........       (2,022,049)          1,887,652
                                                                               -------------      --------------
 Net increase in net assets resulting from operations .....................        6,349,810          12,960,268
                                                                               -------------      --------------
Distributions to Shareholders
 Dividends from net investment income .....................................       (5,439,867)        (10,225,930)
 Dividends in excess of net investment income .............................               --            (929,596)
                                                                               -------------      --------------
 Total distributions ......................................................       (5,439,867)        (11,155,526)
                                                                               -------------      --------------
Capital Share Transactions
 Shares sold ..............................................................       46,118,603          59,328,830
 Shares issued on reinvestment of distributions ...........................        2,600,980           2,816,807
 Shares redeemed ..........................................................      (90,190,280)       (166,786,906)
                                                                               -------------      --------------
 Decrease in net assets resulting from capital share transactions (a) .....      (41,470,697)       (104,641,269)
                                                                               -------------      --------------
   Total Decrease in Net Assets ...........................................      (40,560,754)       (102,836,527)
Net Assets
 Beginning of period ......................................................      118,988,609         221,825,136
                                                                               -------------      --------------
 End of period ............................................................    $  78,427,855      $  118,988,609
                                                                               =============      ==============
(a) Transactions in capital shares were as follows:
   Shares sold ............................................................        4,669,660           6,065,723
   Shares issued on reinvestment of distributions .........................          264,390             289,222
   Shares redeemed ........................................................       (9,136,010)        (17,017,982)
                                                                               -------------      --------------
   Net decrease ...........................................................       (4,201,960)        (10,663,037)
   Beginning balance ......................................................       12,106,419          22,769,456
                                                                               -------------      --------------
   Ending balance .........................................................        7,904,459          12,106,419
                                                                               =============      ==============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.



                                      Year            Year
                                     Ended            Ended
                                   March 31,        March 31,
                                      1998            1997
                                --------------- ----------------
Net Asset Value,
 Beginning of Period ..........  $     9.83      $      9.74
                                 -----------     ------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income ........        0.484            0.476
 Net realized and
   unrealized gain (loss)
   on investments .............        0.114            0.146
                                 -----------     ------------
   Total from investment
    operations ................        0.598            0.622
                                 -----------     ------------
 Less Distributions
 Dividends from net
   investment income ..........       (0.508)          (0.476)
 Dividends in excess of
   investment income ..........           --           (0.056)
                                 -----------     ------------
   Total distributions ........       (0.508)          (0.532)
                                 -----------     ------------
Net Asset Value, End of
 Period .......................  $     9.92      $      9.83
                                 -----------     ------------
Total Return ..................         6.24%            6.57%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period.....  $78,427,855     $118,988,609
 Ratio of expenses to
   average net assets (2) .....         0.78%            0.78%
 Ratio of net investment
   income to average net
   assets .....................         5.28%            5.04%
 Portfolio turnover rate ......          626%             556%
 Ratio of expenses to
   average net assets
   before reimbursement
   of expenses by the
   Advisor (2)                          1.00%            0.93%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the
   Advisor                              5.06%            4.90%



                                                                                    For the Period
                                      Year             Year             Year          March 31,
                                      Ended            Ended            Ended          1992 (1)
                                    March 31,        March 31,        March 31,      to March 31,
                                      1996             1995             1994             1993
                                ---------------- ---------------- ---------------- ---------------
Net Asset Value,
 Beginning of Period ..........  $      9.90      $      9.90      $     10.00      $    10.00
                                 ------------     ------------     ------------     -----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income ........         0.621            0.628            0.432           0.552
 Net realized and
   unrealized gain (loss)
   on investments .............        (0.148)              --          ( 0.070)          0.002
                                 ------------     ------------     ------------     -----------
   Total from investment
    operations ................         0.473            0.628            0.362           0.554
                                 ------------     ------------     ------------     -----------
 Less Distributions
 Dividends from net
   investment income ..........        (0.621)          (0.628)         ( 0.462)        ( 0.554)
 Dividends in excess of
   investment income ..........        (0.012)              --               --              --
                                 ------------     ------------     ------------     -----------
   Total distributions ........        (0.633)          (0.628)         ( 0.462)        ( 0.554)
                                 ------------     ------------     ------------     -----------
Net Asset Value, End of
 Period .......................  $      9.74      $      9.90      $      9.90      $    10.00
                                 ------------     ------------     ------------     -----------
Total Return ..................          4.95%            6.58%            3.67%           5.67%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period.....  $221,825,136     $218,431,665     $218,167,491     $48,531,206
 Ratio of expenses to
   average net assets (2) .....          0.78%            0.78%            0.78%           0.78%
 Ratio of net investment
   income to average net
   assets .....................          6.29%            6.33%            4.17%           4.53%
 Portfolio turnover rate ......           225%              47%             112%              3%
 Ratio of expenses to
   average net assets
   before reimbursement
   of expenses by the
   Advisor (2)                           0.93%            0.92%            1.00%           2.58%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the
   Advisor                               6.13%            6.18%            3.95%           2.73%

---------
(1) Commencement of operations.

(2) Through March 31, 1995, expense ratios include both the direct expenses of the Smith Breeden Short Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Short Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund" or "Fund", formerly the Smith Breeden Short Duration U.S. Government Series) and the Smith Breeden Intermediate Duration U.S. Government Fund (formerly, the Smith Breeden Intermediate Duration U.S. Government Series). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had a net capital loss carryforward of $1,792,811, with $963,255 expiring on March 31, 2004, and $829,556 expiring on March 31, 2005.

F. Securities Transactions, Investment Income and Expenses: Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


1. SIGNIFICANT ACCOUNTING POLICIES -- Continued
G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

Derivative Financial Instruments Held or Issued for Purposes other than
Trading: Interest rate futures, swap, cap and option contracts are used for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration.

A. Futures Contracts: On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund had the following open futures contracts as of March 31, 1998:



                                Number of                     Expiration        Unrealized
Type                            Contracts     Position          Month           Gain/(Loss)
----------------------------   -----------   ----------   -----------------   --------------
5 Year Treasury ............        39       Long         June, 1998            $   (5,355)
10 Year Treasury ...........        86       Long         June, 1998               (59,512)
3 Month Eurodollar .........        95       Long         June, 1998                (6,365)
3 Month Eurodollar .........       (60)      Short        March, 1999             (143,770)
3 Month Eurodollar .........        50       Long         September, 2001          159,775
                                                                                ----------
                                                          Total                 $  (55,227)
                                                                                ==========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $396,802.

B. Interest Rate Swap Contracts: The Fund may enter into over-the-counter transactions swapping interest rates. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties. The Fund's interest rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. As of March 31, 1998, the Fund had three open interest rate swap contracts. In each of the contracts, the Fund has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contracts resets quarterly and is the three month London Inter-Bank Offered Rate ("LIBOR"). The Fund will not enter into interest rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A-1 or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


2. FINANCIAL INSTRUMENTS -- Continued
acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swap contracts. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the interest rate swaps, and may realize a loss. The Fund records gains and losses under interest rate swap contracts as realized gains or losses on investments.

The Fund's interest payable on the interest rate swap contracts as of March 31, 1998 was $33,441, and swap contract interest receivable was $6,410. No collateral is required under these contracts.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Fund had one interest rate cap contract open at March 31, 1998.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Fund through August 1, 1998 so that total direct and indirect operating expenses do not exceed 0.78% of its average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses of the Fund to 0.78% through August 1, 1998. For the year ended March 31, 1998, the Advisor received $727,735 in fees and reimbursed the Fund $231,365.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998 purchases and proceeds from sales of securities, other than short-term investments, aggregated $653,578,765 and $688,170,564 respectively for the Fund. The cost of the Fund's securities for federal income tax purposes at March 31, 1998, is $104,798,966. Net unrealized depreciation of investments, short sales and futures contracts consists of:



            Gross unrealized appreciation  $   1,838,234
            Gross unrealized depreciation     (3,040,381)
                                           -------------
            Net unrealized depreciation    $  (1,202,147)
                                           =============

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series
Fund:



We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Fund (formerly "Smith Breeden Short Duration U.S. Government Series") of the Smith Breeden Series Fund (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                              PERFORMANCE REVIEW


     The Smith Breeden Intermediate Duration U.S. Government Fund provided a total return of 10.65% in the year ending March 31, 1998. By comparison, the return on the Fund's benchmark, the Salomon Smith Barney Mortgage Index, was 10.92%. The one-year return for the five-year U.S. Treasury Note, which is comparable in interest rate risk to the Fund, was 10.52%. The return on the average Government Mortgage mutual fund for the year was 10.15%, as measured by Morningstar. Over five years, the Fund has returned 7.27%, versus the 5.80% return on the average Government Mortgage Fund, and the 7.05% return on the Salomon Smith Barney Mortgage Index. Since the Fund's inception, its return of 8.51% has exceeded that of its benchmark by 0.29% on an annualized basis. The graph below plots the Fund's return versus its benchmark, which as noted in the graph, changed effective January 1, 1994. The graph also shows the Fund's return versus the average return of the Morningstar's Government Mortgage Fund category.
[GRAPHIC OMITTED]




     Interest rates declined in the year, with the five-year U.S. Treasury Note yield dropping 1.12%, from 6.74% at March 31, 1997 to 5.62% at March 31, 1998. At the short end of the yield curve, the yield on the six-month U.S. T-Bill fell from 5.54% to 5.26%, or just 0.28%. This overall flattening in the yield curve resulted from a combination of economic events. The Federal Government budget deficit declined, which reduced the U.S. Treasury's need to issue new debt. The resultant reduction in supply of U.S. Treasury securities helped drive yields down. Financial turmoil in Asia made U.S. Treasury securities even more popular as a financial safe-harbor, increasing demand for U.S. Treasury debt while supply was falling. Meanwhile, the Federal Reserve continued to be watchful for signs of inflation amid strong economic growth and unemployment at thirty-year lows, and they maintained their short-term rate at 5.50%. This placed a floor under short-term rates, preventing a significant decline in yields on Treasury Bills, and the result was a flatter yield curve.

     The Fund's return over the return on comparable-duration U.S. Treasury Notes was due to three factors:

     1) The higher yield offered by mortgage-backed securities as compared to U.S. Treasury securities,
   2) The decline in expectations of future interest rate volatility, and
     3) How the fund was positioned within the mortgage sector.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
     Expectations of future interest rate volatility declined in tandem with the fall in interest rates. Mortgage-backed securities perform best in steady interest rate environments, and so investors are willing to pay comparatively more for mortgages when they expect stable interest rates. The decline in expected interest rate volatility occurred despite some unsettled periods during the year, especially at the height of the recent Asian crisis. As long-term interest rates fell below 6.0% at the end of the third quarter of 1997, many mortgage investors braced for an expected surge in prepayments, and longer-duration mortgages underperformed comparable U.S. Treasury securities. The benign effect of declining volatility was enough, however, to outweigh the effect of faster prepayments for the mortgage sector as a whole.

     Given the decline in interest rates in the year, we adjusted the level of prepayment risk to which the Fund was exposed. The weighting of fixed-rate mortgages, which are more susceptible than adjustable-rate mortgages to poor performance when prepayments are high, was reduced from 73% of net assets in March 1997, to 57% of net assets in March 1998. We raised the level of short-term cash investments in the fund by a comparable amount. The fund's investment in adjustable-rate mortgages remained steady at about 30% of net assets. Within the fixed-rate segment of the portfolio, we reduced the range of coupons from 7.0%-9.5% to 6.0%-7.5%. Higher coupon fixed-rate mortgages see faster prepayments when interest rates fall significantly as homeowners have the opportunity to refinance their mortgages at lower rates.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1998


                                                                                                  Market
   Face Amount     Security                                                                        Value
----------------   -----------------------------------------------------------------------   ----------------
                   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 119.62%
                   Freddie Mac -- 30.61% (1)
                   FH Gold
 $   2,000,000     6.00%, due date to be announced .......................................    $   1,971,017
     9,950,001     6.50%, due 2/1/28 to 3/1/28 ...........................................        9,852,906
                                                                                              -------------
                                                                                                 11,823,923
                                                                                              -------------
                   Fannie Mae -- 51.25% (1)
                   FN
    13,129,998     6.50%, due 1/1/28 to 3/1/28 ...........................................       12,986,239
       739,097     6.98%, due 6/1/07 .....................................................          769,228
     2,540,268     7.00%, due 1/1/28 to 2/1/28 ...........................................        2,566,380
     3,400,000     7.50%, due date to be announced .......................................        3,486,195
                                                                                              -------------
                                                                                                 19,808,042
                                                                                              -------------
                   Government National Mortgage Association -- 37.55% (1)
                   GNMA
     3,035,275     7.00%, due 3/15/26 to 1/15/28 .........................................        3,067,892
                   GNMA ARM
     3,029,997     5.00%, due 2/20/28 ....................................................        3,015,425
     2,000,000     5.00%, due date to be announced .......................................        1,989,688
     2,986,617     5.50%, due 11/20/27 ...................................................        3,010,007
     1,854,871     7.00%, due 3/20/16 to 8/20/18 .........................................        1,906,272
     1,479,719     7.375%, due 6/20/16 to 4/20/22 ........................................        1,520,438
                                                                                              -------------
                                                                                                 14,509,722
                                                                                              -------------
                   U.S. Treasury Bills -- 0.21%
        10,000     5.11%, due 8/20/98 (2) ................................................            9,801
        70,000     5.51%, due 5/28/98 (2) ................................................           69,440
                                                                                              -------------
                                                                                                     79,241
                                                                                              -------------
                   TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $46,188,181)..........       46,220,928
                                                                                              -------------
                   TOTAL INVESTMENTS (Cost $46,188,181)--119.62%..........................       46,220,928
                                                                                              -------------
                   Short Sales -- (33.27%)
   (13,000,000)    FN 6.50%, due date to be announced (3) ................................      (12,855,070)
                                                                                              -------------
                                                                                                (12,855,070)
                                                                                              -------------
                   Cash and Other Assets Less Liabilities -- 13.65% ......................        5,276,021
                                                                                              -------------
                   NET ASSETS -- 100.00% .................................................    $  38,641,879
                                                                                              =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.
(2) Security is held as collateral by Carr Futures, Inc. The interest rate shown is the discount rate paid at time of purchase.
(3) Short sale represents the sale "against the box" of $13,000,000 FN 6.50% securities owned by the fund.
Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
     FH -- Freddie Mac
     FN -- Fannie Mae
GNMA -- Government National Mortgage Association

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998



Assets
 Investments at market value (identified cost $46,188,181)(Note 1)........................     $ 46,220,928
 Receivables: ............................................................................
   Subscriptions .........................................................................          157,910
   Interest ..............................................................................          228,512
   Securities sold .......................................................................       20,849,757
   Due from Advisor (Note 3) .............................................................            1,021
 Other assets ............................................................................            5,479
                                                                                               ------------
   Total Assets ..........................................................................       67,463,607
                                                                                               ------------
Liabilities
 Bank overdraft ..........................................................................          458,254
 Short sales at market value (proceeds $12,874,063).......................................       12,855,070
 Payables:
   Variation margin on futures contracts (Note 2) ........................................            5,623
   Securities purchased ..................................................................       15,429,655
   Redemptions ...........................................................................           32,575
   Distributions .........................................................................            4,236
 Accrued expenses ........................................................................           36,315
                                                                                               ------------
   Total Liabilities .....................................................................       28,821,728
                                                                                               ------------
Net Assets
 (Applicable to outstanding shares of 3,865,492; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................     $ 38,641,879
                                                                                               ============
 Net asset value, offering price and redemption price per share ($38,641,879 / 3,865,492)      $      10.00
                                                                                               ============
Source of Net Assets
 Paid in capital .........................................................................     $ 38,590,422
 Overdistributed net investment income ...................................................         (134,448)
 Accumulated net realized gains on investments ...........................................          123,366
 Net unrealized appreciation of investments ..............................................           62,539
                                                                                               ------------
    Net Assets ...........................................................................     $ 38,641,879
                                                                                               ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1998


Investment Income
 Interest and discount earned, net of premium amortization (Note 1) ......    $2,516,399
Expenses
 Advisory fees (Note 3) ..................................................       271,230
 Accounting and pricing services fees ....................................        39,913
 Custodian fees ..........................................................        15,432
 Audit & tax preparation fees ............................................        19,794
 Legal fees ..............................................................        18,482
 Transfer agent fees .....................................................        30,564
 Registration fees .......................................................        12,333
 Trustees fees and expenses ..............................................        18,125
 Insurance ...............................................................        10,881
 Other ...................................................................         2,056
                                                                              ----------
   Total Expenses Before Reimbursement ...................................       438,810
   Expenses reimbursed by Advisor (Note 3) ...............................       (97,835)
                                                                              ----------
   Net Expenses ..........................................................       340,975
                                                                              ----------
   Net Investment Income .................................................     2,175,424
                                                                              ----------
Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on investments ........................................     1,835,038
 Change in unrealized appreciation (depreciation) of investments .........       (73,907)
                                                                              ----------
 Net realized and unrealized gain on investments .........................     1,761,131
                                                                              ----------
 Net increase in net assets resulting from operations ....................    $3,936,555
                                                                              ==========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 Year Ended         Year Ended
                                                                               March 31, 1998     March 31, 1997
                                                                              ----------------   ---------------
Operations
 Net investment income ....................................................    $   2,175,424      $  2,303,301
 Net realized (loss) gain on investments ..................................        1,835,038           (82,705)
 Change in unrealized appreciation (depreciation) of investments ..........          (73,907)          (93,993)
                                                                               -------------      ------------
 Net increase in net assets resulting from operations .....................        3,936,555         2,126,603
                                                                               -------------      ------------
Distributions to Shareholders
 Dividends from net investment income .....................................       (2,175,424)       (2,260,030)
 Dividends in excess of net investment income .............................          (10,140)               --
 Distributions from net realized gains on investments .....................         (880,968)         (943,662)
                                                                               -------------      ------------
 Total distributions ......................................................       (3,066,532)       (3,203,692)
                                                                               -------------      ------------
Capital Share Transactions
 Shares sold ..............................................................       34,884,833         1,730,791
 Shares issued on reinvestment of distributions ...........................        1,570,705           935,335
 Shares redeemed ..........................................................      (36,419,207)         (300,452)
                                                                               -------------      ------------
 Increase in net assets resulting from capital share transactions (a) .....           36,331         2,365,674
                                                                               -------------      ------------
   Total Increase in Net Assets ...........................................          906,354         1,288,585
Net Assets
 Beginning of period ......................................................       37,735,525        36,446,940
                                                                               -------------      ------------
 End of period ............................................................    $  38,641,879      $ 37,735,525
                                                                               =============      ============
(a) Transactions in capital shares were as follows:
  Shares sold .............................................................        3,494,156           174,344
  Shares issued on reinvestment of distributions ..........................          157,456            94,439
  Shares redeemed .........................................................       (3,664,130)          (30,101)
                                                                               -------------      ------------
  Net increase (decrease) .................................................          (12,518)          238,682
  Beginning balance .......................................................        3,878,010         3,639,328
                                                                               -------------      ------------
  Ending balance ..........................................................        3,865,492         3,878,010
                                                                               =============      ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                                           Year            Year
                                          Ended           Ended
                                        March 31,       March 31,
                                           1998            1997
                                     --------------- ---------------
Net Asset Value, Beginning
 of Period .........................   $     9.73      $    10.01
                                       ----------      ----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............         0.590           0.599
 Net realized and unrealized
   (loss) gain on
   investments .....................         0.419         ( 0.024)
                                       -----------     -----------
   Total from investment
    operations .....................         1.009           0.575
                                       -----------     -----------
 LESS DISTRIBUTIONS
 Dividends from net
   investment income ...............       ( 0.561)        ( 0.604)
 Dividends in excess of net
   investment income ...............            --              --
 Distributions from net
   realized gains on
   investments .....................       ( 0.178)        ( 0.251)
 Distributions in excess of
   net realized gains on
   investments .....................            --              --
                                       -----------     -----------
   Total distributions .............       ( 0.739)        ( 0.855)
Net Asset Value, End of
 Period ............................   $    10.00      $     9.73
                                       -----------     -----------
Total Return .......................         10.65%           5.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $38,641,879     $37,735,525
 Ratio of expenses to
   average net assets (2) ..........          0.88%           0.88%
 Ratio of net investment
   income to average net
   assets ..........................          5.61%           6.19%
 Portfolio turnover rate ...........           583%            409%
 Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by the Advisor                    1.13%           1.16%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor                    5.36%           5.92%



                                                                                        For the period
                                           Year             Year             Year         March 31,
                                           Ended            Ended           Ended          1992 (1)
                                         March 31,        March 31,       March 31,      to March 31,
                                           1996             1995             1994            1993
                                     ---------------- ---------------- --------------- ---------------
Net Asset Value, Beginning
 of Period .........................   $      9.83      $     10.01      $    10.62      $    10.00
                                       -----------      -----------      ----------      ----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............          0.660            0.664           1.050           0.826
 Net realized and unrealized
   (loss) gain on
   investments .....................          0.277          ( 0.049)        ( 0.601)          0.621
                                       ------------     ------------     -----------     -----------
   Total from investment
    operations .....................          0.937            0.615           0.449           1.447
                                       ------------     ------------     -----------     -----------
 LESS DISTRIBUTIONS
 Dividends from net
   investment income ...............        ( 0.656)         ( 0.664)        ( 1.044)        ( 0.826)
 Dividends in excess of net
   investment income ...............             --          ( 0.108)             --              --
 Distributions from net
   realized gains on
   investments .....................        ( 0.101)              --         ( 0.015)             --
 Distributions in excess of
   net realized gains on
   investments .....................             --          ( 0.022)             --              --
                                       ------------     ------------     -----------     -----------
   Total distributions .............        ( 0.757)         ( 0.794)        ( 1.059)        ( 0.826)
Net Asset Value, End of
 Period ............................   $     10.01      $      9.83      $    10.01      $    10.62
                                       ------------     ------------     -----------     -----------
Total Return .......................           9.69%            6.10%           4.11%          14.93%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $ 36,446,940     $ 34,797,496     $ 6,779,666     $ 2,923,913
 Ratio of expenses to
   average net assets (2) ..........           0.90%            0.90%           0.90%           0.82%
 Ratio of net investment
   income to average net
   assets ..........................           6.49%            6.20%           7.74%           8.18%
 Portfolio turnover rate ...........            193%             557%             84%             42%
 Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by the Advisor                     1.14%            2.33%           2.34%          17.52%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor                     6.26%            4.77%           6.30%          -8.52%

---------
(1) Commencement of operations.

(2) Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Intermediate Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (formerly the Smith Breeden Short Duration U.S. Government Series) and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Fund", formerly, the Smith Breeden Intermediate Duration U.S. Government Series). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no capital loss carryforward.

F. Securities Transactions, Investment Income and Expenses: Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities transactions are recorded on the trade date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


1. SIGNIFICANT ACCOUNTING POLICIES -- Continued
G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than
Trading: The Fund uses interest rate futures contracts for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund had the following open futures contracts as of March 31, 1998:



                              Number of                  Expiration     Unrealized
Type                          Contracts     Position        Month       Gain/(Loss)
--------------------------   -----------   ----------   ------------   ------------
5 Year Treasury ..........        190      Long         June, 1998      $  (4,960)
10 Year Treasury .........       (240)     Short        June, 1998         15,759
                                                                        ---------
                                                           Total        $  10,799
                                                                        =========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $79,241.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit other expenses of the Fund (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses of the Fund to 0.88% through August 1, 1998. For the year ended March 31, 1998, the Advisor received fees of $271,230 and reimbursed the Fund $97,835.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $211,174,973 and $216,659,693, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the Fund. The cost of securities for federal income tax purposes is $46,188,181. Net unrealized appreciation of investments, short sales and futures contracts consist of:



  Gross unrealized appreciation ........  $ 151,962
  Gross unrealized depreciation ........    (89,423)
                                          ---------
  Net unrealized appreciation ..........  $  62,539
                                          =========

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund:



We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Fund (formerly "Smith Breeden Intermediate Duration U.S. Government Series") of the Smith Breeden Series Fund (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
                              PERFORMANCE REVIEW


     The Smith Breeden Equity Market Plus Fund provided a total return of 45.71% in the year ending March 31, 1998. The S&P 500 return for the same period was 48.00%. The one-year return on the average Growth and Income Fund was 41.23%, as measured by Morningstar. This placed the fund in the top 30% of the Growth and Income category. The five-year return on the Fund was 22.89%, versus 22.38% for the S&P 500 and 19.31% for the average Growth and Income fund. Since the Fund's inception on June 30, 1992, its return has exceeded that of the S&P 500 by 1.08% on an annualized basis. The graph below plots the Fund's return versus its benchmark and versus the average return of Growth and Income Funds, as measured by Morningstar.
[GRAPHIC OMITTED]




     With strong growth in the economy, average earnings for companies in the S&P 500 grew by about 8% in the year to March 31, 1998. This level of earnings growth is in line with the average annual growth in earnings for recent decades. The factor primarily responsible for the outstanding stock market performance was the decline in interest rates. The yield on the thirty-year U.S. Treasury Bond fell from 7.09% at March 31, 1997 to 5.94% at March 31, 1998. An investment in stocks is in some respects similar to an investment in a long-term bond: with both, the investor is buying a series of future cash flows. In the case of bonds, the investor is buying future coupon payments. In the case of stocks, the investor buys future earnings of the company. When interest rates fall, the bond investor is willing to pay more for future coupon payments. Likewise when interest rates fall, the stock investor is willing to pay more for future earnings, and so the price of stocks generally rises.

     The Equity Market Plus Fund invests in a combination of fixed income securities and S&P 500 Index futures contracts. The return on S&P 500 futures contracts generally tracks the return on the S&P 500 index, less an implied funding cost. The advantage in using futures is that no initial investment is required to purchase a futures contract, beyond the requirement to deposit cash or Treasury Bills worth about 4% of the value of the contract with the broker. This leaves 96% of the Fund's assets available for investment in other securities. The objective of the fixed-income segment of the Fund is to provide a return, after expenses, exceeding the implied funding cost of the futures contracts.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
     We invested the fixed-income segment of the fund in a combination of fixed-rate mortgages, adjustable-rate mortgages and money-market investments.
In addition, interest rate futures and options were used to reduce the interest rate risk of the fixed income segment to a cash-equivalent level. We held the weighting in fixed-rate mortgages, which have higher prepayment risk than adjustable-rate mortgages, below 20% of assets through late 1997. As mortgage prices adjusted to reflect the higher prepayment risk created by the fall in interest rates, the fixed-rate sector became relatively more attractive, and we increased the fund holdings to 38% of net assets as of March 31, 1998. The level of cash in the fund remained at about 20% during the year.

     The Fund grew by a factor of ten in the year, with net assets rising from $13 million at March 31, 1997 to $136 million at March 31, 1998. The Fund was successful in investing those large new inflows quickly at a very competitive rate of return.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1998



                                                                              Market
  Face Amount    Security                                                      Value
--------------   ------------------------------------------------------   --------------
                 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 79.41%
                 Freddie Mac -- 22.72% (1)
                 FH Gold
$ 3,000,000      6.00%, due date to be announced ......................   $ 2,956,523
 20,000,000      6.50%, due date to be announced ......................    20,073,437
  8,032,880      6.50%, due 4/1/13 to 12/1/27 .........................     7,954,493
     69,434      9.50%, due 7/1/02 ....................................        71,785
                                                                          -----------
                                                                           31,056,238
                                                                          -----------
                 Fannie Mae -- 7.82% (1)
                 FN
 10,000,000      7.00%, due date to be announced ......................    10,087,891
     90,361      12.50%, due 9/1/12 ...................................       103,883
     62,799      13.50%, due 1/1/15 ...................................        73,181
                 FN ARM
    411,705      7.732%, due 9/1/18 ...................................       428,714
                                                                          -----------
                                                                           10,693,669
                                                                          -----------
                 Government National Mortgage Association -- 45.70% (1)
                 GNMA
  5,000,000      7.00%, due 3/15/28 ...................................     5,053,730
  4,796,293      7.50%, due 9/15/27 to 12/15/27 .......................     4,920,882
                 GNMA ARM
 22,500,292      5.00%, due 1/20/28 to 3/20/28 ........................    22,392,086
  3,000,000      5.00%, due date to be announced ......................     2,984,531
 18,830,860      5.50%, due 10/20/27 to 3/20/28 .......................    18,938,435
  4,928,547      6.00%, due 1/20/28 ...................................     5,000,207
  1,678,743      7.00%, due 2/20/16 to 9/20/22 ........................     1,722,673
  1,403,411      7.375%, due 5/20/16 to 5/20/22 .......................     1,442,494
                                                                          -----------
                                                                           62,455,038
                                                                          -----------
                 U.S. Treasury Obligations -- 3.17% (2)
    400,000      5.11% Bill, due 8/20/98 (3) ..........................       392,026
    800,000      5.14% Bill, due 10/15/98 (3) .........................       777,717
    750,000      5.20% Bill, due 5/28/98 (3) ..........................       743,825
    500,000      5.25% Bill, due 8/20/98 (3) ..........................       490,032
    100,000      5.32% Bill, due 5/28/98 (3) ..........................        99,200
    830,000      5.52% Bill, due 5/28/98 (3) ..........................       823,363
  1,000,000      5.50% Note, due 11/15/98 (3) .........................     1,000,000
                                                                          -----------
                                                                            4,326,163
                                                                          -----------
                 TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                 (Cost $108,614,137) ..................................   108,531,108
                                                                          -----------

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)                             MARCH 31, 1998





                                                                                                Market
   Contracts     Security                                                                        Value
--------------   -----------------------------------------------------------------------   ----------------
                 Options Contracts -- 0.09%
         115     Call on Ten-Year US Treasury Note Futures, expires 5/98, strike price
                 $114.0 ................................................................    $      28,751
          60     Call on Ten-Year US Treasury Note Futures, expires 5/98, strike price
                 $117.0.................................................................            1,875
          91     Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                 $107.5.................................................................           12,787
          60     Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                 $108.0.................................................................           14,053
         153     Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                 $108.5.................................................................           59,766
                                                                                            -------------
                 Total Options Contracts (Cost $211,000)................................          117,252
                                                                                            -------------
                 Total Investments (Cost $108,825,137)--78.50%..........................      108,648,360
Face Amount      Repurchase Agreements -- 44.63%
--------------
$33,500,000      Merrill Lynch, 5.84%, due 4/6/99 dated 3/30/98 ........................       33,500,000
 27,500,000      Dresdner Kleinworth Benson, 5.80%, due 4/2/98 dated 3/26/98 ...........       27,500,000
                                                                                            -------------
                                                                                               61,000,000
                                                                                            -------------
                 Liabilities, Less Cash and Other Assets -- (24.13%) ...................      (32,980,921)
                                                                                            -------------
                 NET ASSETS -- 100.00% .................................................    $ 138,667,439
                                                                                            =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for U.S. Treasury Bills is the discount rate paid at the time of purchase by the Fund.

(3) Security is held as collateral by Carr Futures, Inc.

Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
     FH -- Freddie Mac
     FN -- Fannie Mae
GNMA -- Government National Mortgage Association



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998


Assets
 Investments at market value (identified cost $108,825,137) (Note 1)......................     $  108,648,360
 Cash ....................................................................................            118,315
 Repurchase Agreements (Cost $61,000,000) (Note 1) .......................................         61,000,000
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................          1,644,132
   Subscriptions .........................................................................          1,231,913
   Interest ..............................................................................            483,578
   Maturities ............................................................................              1,096
   Securities sold .......................................................................         10,152,396
 Other Assets ............................................................................             11,697
                                                                                               --------------
   Total Assets ..........................................................................        183,291,487
                                                                                               --------------
Liabilities
 Payables:
   Redemptions ...........................................................................             78,039
   Securities purchased ..................................................................         46,395,547
 Due to Advisor (Note 3) .................................................................             46,231
 Accrued expenses ........................................................................            104,231
                                                                                               --------------
   Total Liabilities .....................................................................         46,624,048
                                                                                               --------------
Net Assets
 (Applicable to outstanding shares of 8,107,634; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................     $  136,667,439
                                                                                               ==============
 Net asset value, offering price and redemption price per share ($136,667,439 / 8,107,634)     $        16.86
                                                                                               ==============
Source of Net Assets
 Paid in capital .........................................................................     $  119,446,947
 Undistributed net investment income .....................................................            312,398
 Accumulated net realized gain on investments ............................................          7,822,813
 Net unrealized appreciation of investments ..............................................          9,085,281
                                                                                               --------------
   Net Assets ............................................................................     $  136,667,439
                                                                                               ==============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1998


Investment Income
 Interest and discount earned, net of premium amortization (Note 1) ......     $ 3,441,096
Expenses
 Advisory fees (Note 3) ..................................................         423,706
 Accounting and pricing services fees ....................................          42,554
 Custodian fees ..........................................................          30,546
 Audit and tax preparation fees ..........................................          24,323
 Legal fees ..............................................................          19,115
 Amortization of organization expenses (Note 1) ..........................           6,929
 Transfer agent fees .....................................................          78,658
 Registration fees .......................................................          78,391
 Trustees fees and expenses ..............................................          30,267
 Insurance expense .......................................................           9,338
 Other ...................................................................           3,881
                                                                               -----------
   Total Expenses Before Reimbursement ...................................         747,708
   Expenses reimbursed by Advisor (Note 3) ...............................        (215,049)
                                                                               -----------
   Net Expenses ..........................................................         532,659
                                                                               -----------
   Net Investment Income .................................................       2,908,437
                                                                               -----------
Realized and Unrealized Gain on Investments
 Net realized gain on investments ........................................       9,514,596
 Change in unrealized appreciation (depreciation) of investments .........       9,573,592
                                                                               -----------
 Net realized and unrealized gain on investments .........................      19,088,188
                                                                               -----------
 Net increase in net assets resulting from operations ....................     $21,996,625
                                                                               ===========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                 Year Ended         Year Ended
                                                                               March 31, 1998     March 31, 1997
                                                                              ----------------   ---------------
Operations
 Net investment income ....................................................    $   2,908,437      $    406,086
 Net realized gain on investments .........................................        9,514,596         1,374,343
 Change in unrealized appreciation (depreciation) of investments ..........        9,573,592          (526,585)
                                                                               -------------      ------------
 Net increase in net assets resulting from operations .....................       21,996,625         1,253,844
                                                                               -------------      ------------
Distributions to Shareholders
 Dividends from net investment income .....................................       (2,632,273)         (382,446)
 Distributions from net realized gains on investments .....................       (2,556,880)         (808,371)
                                                                               -------------      ------------
 Total distributions ......................................................       (5,189,153)       (1,190,817)
                                                                               -------------      ------------
Capital Share Transactions
 Shares sold ..............................................................      123,373,056         8,844,701
 Shares issued on reinvestment of distributions ...........................        4,918,950         1,125,870
 Shares redeemed ..........................................................      (21,939,416)       (1,292,755)
                                                                               -------------      ------------
 Increase in net assets resulting from capital share transactions (a) .....      106,352,590         8,677,816
                                                                               -------------      ------------
   Total Increase in Net Assets ...........................................      123,160,062         8,740,843
Net Assets
 Beginning of period ......................................................       13,507,377         4,766,534
                                                                               -------------      ------------
 End of period ............................................................    $ 136,667,439      $ 13,507,377
                                                                               =============      ============
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................        8,130,007           695,525
 Shares issued on reinvestment of distributions ...........................          330,714            93,492
 Shares redeemed ..........................................................       (1,428,596)         (102,037)
                                                                               -------------      ------------
 Net increase .............................................................        7,032,125           686,980
 Beginning balance ........................................................        1,075,509           388,529
                                                                               -------------      ------------
 Ending balance ...........................................................        8,107,634         1,075,509
                                                                               =============      ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                       Year              Year            Year            Year            Year          Period
                                       Ended            Ended            Ended           Ended           Ended          Ended
                                     March 31,        March 31,        March 31,       March 31,       March 31,      March 31,
                                       1998              1997            1996            1995            1994         1993 (1)
                                 ----------------  ---------------  --------------  --------------  --------------  ------------
Net Asset Value, Beginning
 of Period .....................   $     12.56       $    12.27       $   10.84       $    9.88       $   10.85       $ 10.00
                                   -----------       ----------       ---------       ---------       ---------       -------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .........          0.591            0.592           0.615           0.568           0.476        0.355
 Net realized and
   unrealized gain (loss) on
   investments .................          4.940            1.813           2.768           1.081         ( 0.216)       1.281
                                   ------------      -----------      ----------      ----------      ----------      -------
 Total from investment
   operations ..................          5.531            2.405           3.383           1.649           0.260        1.636
 LESS DISTRIBUTIONS
 Dividends from net
   investment income ...........        ( 0.586)         ( 0.590)        ( 0.583)        ( 0.568)        ( 0.472)      ( 0.311)
 Dividends in excess of net
   investment income ...........             --               --              --         ( 0.001)             --            --
 Distributions from net
   realized gains on
   investments .................        ( 0.645)         ( 1.525)        ( 1.370)        ( 0.047)        ( 0.701)      ( 0.420)
 Distributions in excess of
   net realized gains on
   investments .................             --               --              --         ( 0.073)        ( 0.057)      ( 0.055)
                                   ------------      -----------      ----------      ----------      ----------      --------
   Total distributions .........        ( 1.231)         ( 2.115)        ( 1.953)        ( 0.689)        ( 1.230)      ( 0.786)
                                   ------------      -----------      ----------      ----------      ----------      --------
Net Asset Value, End of
 Period ........................   $     16.86       $    12.56       $   12.27       $   10.84       $    9.88       $ 10.85
                                   ------------      -----------      ----------      ----------      ----------      --------
Total Return ...................          45.71%           21.41%          32.30%          17.18%           2.19%      16.52   %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .....   $136,667,439      $13,507,377      $4,766,534      $2,107,346      $1,760,519     $ 903,846
 Ratio of expenses to
   average net assets ..........           0.88%            0.88%           0.90%           0.90%           0.90%         0.57%*
 Ratio of net investment
   income to average net
   assets ......................           4.79%            5.30%           5.53%           7.44%           8.02%         5.28%*
 Portfolio turnover rate .......            424%             182%            107%            120%            119%          271%
 Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by the Advisor                 1.23%            2.60%           4.58%           7.75%           7.08%        28.48%*
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor                 4.44%            3.58%           1.85%           0.59%           1.84%       -22.63%*

---------
(1) Commenced operations June 30, 1992.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Equity Market Plus Fund (the "Fund", formerly the Smith Breeden Equity Plus Fund) and the Smith Breeden Financial Services Fund. The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no net capital loss carryforward.

F. Securities Transactions, Investment Income and Expenses: Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities transactions are recorded on the trade date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

G. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


1. SIGNIFICANT ACCOUNTING POLICIES -- Continued
H. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than
Trading: The Fund uses interest rate futures contracts for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of March 31, 1998:



                                Number of                     Expiration        Unrealized
Type                            Contracts     Position          Month           Gain/(Loss)
----------------------------   -----------   ----------   -----------------   --------------
3 Month Eurodollar .........        210        Long       June, 1998           $   (48,195)
3 Month Eurodollar .........       (103)       Short      September, 1998          (53,501)
3 Month Eurodollar .........        (85)       Short      March, 1999              (45,358)
3 Month Eurodollar .........       (108)       Short      September, 1999          (65,261)
3 Month Eurodollar .........        (56)       Short      March, 2000              (55,152)
3 Month Eurodollar .........       (109)       Short      September, 2000          (72,265)
3 Month Eurodollar .........        (45)       Short      March, 2001              (54,378)
3 Month Eurodollar .........       (105)       Short      September, 2001          (86,272)
3 Month Eurodollar .........        (32)       Short      March, 2002               (9,894)
3 Month Eurodollar .........        (99)       Short      September, 2002            5,729
3 Month Eurodollar .........        (24)       Short      March, 2003               (1,458)
3 Month Eurodollar .........        (15)       Short      March, 2004                3,683
3 Month Eurodollar .........        (14)       Short      March, 2005                2,737
5 Year Treasury ............        (51)       Short      June, 1998                24,177
10 Year Treasury ...........        (28)       Short      June, 1998                25,374
                                                                               -----------
                                                          Total                $  (430,034)
                                                                               ===========

SMITH BREEDEN EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)



B. Derivative Financial Instruments Held or Issued for Trading Purposes: The Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1998:



                     Number of                     Expiration        Unrealized
Type                 Contracts     Position          Month              Gain
-----------------   -----------   ----------   -----------------   --------------
S&P 500 .........      202          Long       June, 1998           $ 4,923,564
S&P 500 .........      297          Long       September, 1998        4,768,528
                                                                    -----------
                                               Total                $ 9,692,092
                                                                    ===========

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $4,326,163.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion, except that the Advisor has agreed to limit expenses of the Fund to 0.88% through August 1, 1998. For the year ended March 31, 1998, the Advisor received fees of $423,706 and reimbursed the Fund $215,049.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $297,189,593 and $202,355,199, respectively. The cost of securities for federal income tax purposes is $108,825,137. Net unrealized depreciation of investments and futures contracts consists of:



            Gross unrealized appreciation $ 10,045,826
            Gross unrealized depreciation     (960,545)
                                          ------------
            Net unrealized depreciation   $  9,085,281
                                          ============

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders,
Smith Breeden Equity Market Plus Fund of the Smith Breeden Series Trust:



We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Equity Market Plus Fund (formerly "Equity Plus Fund") of the Smith Breeden Series Trust (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Equity Market Plus Fund of the Smith Breeden Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                              PERFORMANCE REVIEW


     Since it commenced operations on December 22, 1997, through March 31, 1998, The Smith Breeden Financial Services Fund generated a total return of 11.78%. The return on the Lipper Analytical Financial Services Fund Index was 12.02% for the same period. The graph below shows the return on the Fund as compared to an investment in the funds underlying the Lipper Analytical Index and in the S&P 500.
[GRAPHIC OMITTED]




     January proved to be a difficult month, with the stocks of money-center banks suffering from fears that earnings would be weak due to the effect of the Asian financial crisis. We weighted this sector relatively heavily in the Fund on the belief that the ongoing consolidation and restructuring in the industry would particularly benefit those stocks. Reported earnings in fact showed little effect from Asia, and the sector recovered rapidly.

     The stocks contributing the most to the total return of the Fund in the first quarter of 1998 were, in order: H.F. Ahmanson, Chase Manhattan Bank, Banc One, and Lehman Brothers.

     H.F. Ahmanson announced a merger with Washington Mutual Savings in March. The market received news of the merger, which will create a dominant thrift in the Northwest, very favorably. Ahmanson's stock rose 16.2% in the quarter. The Fund owned both Ahmanson and Washington Mutual stock, and together they accounted for about 16% of gains generated in the period.

     Chase Manhattan Bank suffered from the "Asian flu" in January, but it posted earnings which were stronger than expected while also announcing a major restructuring, and the stock quickly rallied. Chase stock gained 23.9% in the quarter, and accounted for about 10% of the total gains generated by the Fund.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
     Banc One is a "super-regional" bank, which has grown in the past through acquisition of local banking franchises. The bank announced a major change in its management approach in the quarter. Where formerly it operated as a loose alliance of local banks, it proposed to reorganize around lines of business. Banc One accounted for 8% of gains in the Fund and rose 28.9% in the quarter.

     Lehman Brothers is a dominant firm in bond underwriting. Corporations have been issuing new debt at record levels and Lehman was a major beneficiary, with its stock climbing 47%. Lehman Brothers accounted for 7% of the Fund's gains.

     The U.S. financial services industry is undergoing a secular change, which we believe will continue to create opportunities for management to enhance shareholder value. The forces driving this change include the repeal of depression-era regulations, the on-going effort to enhance returns from the industry's huge investment in information technology, and a shift from interest income to fee-based income. We believe this process will allow valuations of firms in the industry to rise relative to the stock market as a whole, and consequently for the sector to provide superior risk-adjusted returns to investors.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1998



                                                                               Market
    Shares      Security                                                        Value
-------------   ---------------------------------------------------------   ------------
                EQUITY HOLDINGS -- 98.4%
                Commercial Banking -- 33.7%
      6,000     Crestar Financial Corp. .................................   $  354,750
      3,200     Fleet Financial Group, Inc. .............................      272,200
      7,000     KeyCorp .................................................      264,687
     10,000     Mercantile Bancorporation ...............................      548,125
     14,000     Pacific Century Financial Corp. .........................      333,375
      6,000     PNC Bank Corp. ..........................................      359,625
      1,000     Wells Fargo & Co. .......................................      331,250
                                                                            ----------
                                                                             2,464,012
                                                                            ----------
                Investment Banking and Brokerage -- 4.1%
      4,000     Lehman Brothers, Inc. ...................................      299,500
                                                                            ----------
                                                                               299,500
                                                                            ----------
                Money Center Banking -- 27.7%
      4,950     Banc One Corp. ..........................................      313,088
      3,500     BankAmerica Corp. .......................................      289,188
      3,500     Chase Manhattan Corp. ...................................      472,062
      3,000     First Chicago NBD Corp. .................................      264,375
      2,400     J.P. Morgan & Co., Inc. .................................      322,350
      5,000     NationsBank Corp. .......................................      364,688
                                                                            ----------
                                                                             2,025,751
                                                                            ----------
                Investment Management and Advisory -- 9.6%
  10,500 (2)    PIMCO Advisors Holdings LP ..............................      351,750
      5,000     Price (T. Rowe) Assoc., Inc. ............................      351,875
                                                                            ----------
                                                                               703,625
                                                                            ----------
                Consumer Finance -- 3.8%
      2,000     Household International, Inc. ...........................      275,500
                                                                            ----------
                                                                               275,500
                                                                            ----------
                Savings & Loans -- 19.5%
     17,000     FirstFed America Bancorp, Inc. (1) ......................      359,125
      3,500     Golden West Financial Corp. .............................      335,343
      4,200     HF Ahmanson & Co. .......................................      325,500
     12,000     Marion Capital Holdings, Inc. ...........................      337,500
      6,700     Piedmont Bancorp, Inc. ..................................       72,025
                                                                            ----------
                                                                             1,429,493
                                                                            ----------
                TOTAL EQUITY HOLDINGS (Cost $6,518,572) .................    7,197,881
                                                                            ----------
                Cash and Other Assets Less Liabilities -- 1.6% ..........      118,835
                                                                            ----------
                NET ASSETS -- 100.0% ....................................   $7,316,716
                                                                            ==========

---------
(1) Non-income producing security

(2) Limited partnership units

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998


Assets
 Investments at market value (identified cost $6,518,572) (Note 1) .......................     $ 7,197,881
 Cash ....................................................................................          17,488
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................          18,250
   Subscriptions .........................................................................          15,000
   Dividends .............................................................................          13,153
   Due from Advisor (Note 3) .............................................................           2,987
   Securities sold .......................................................................          37,691
   Deferred organization expenses (Note 1) ...............................................           7,175
   Prepaid Expenses ......................................................................          19,787
 Other Assets ............................................................................           3,346
                                                                                               -----------
   Total Assets ..........................................................................       7,332,758
                                                                                               -----------
Liabilities
 Accrued expenses ........................................................................          16,042
                                                                                               -----------
   Total Liabilities .....................................................................          16,042
                                                                                               -----------
Net Assets
 (Applicable to outstanding shares of 727,608; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................     $ 7,316,716
                                                                                               ===========
 Net asset value, offering price and redemption price per share ($7,316,716 / 727,608) ...     $     10.06
                                                                                               ===========
Source of Net Assets
 Paid in capital .........................................................................     $ 6,575,099
 Undistributed net investment income .....................................................          12,416
 Accumulated net realized gain on investments ............................................          50,407
 Net unrealized appreciation of investments ..............................................         678,794
                                                                                               -----------
   Net Assets ............................................................................     $ 7,316,716
                                                                                               ===========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 1998
(COMMENCEMENT OF OPERATIONS WAS ON DECEMBER 22, 1997)


Investment Income
 Dividends and interest earned (Note 1) .......................     $  35,567
Expenses
 Advisory fees (Note 3) .......................................        23,152
 Accounting and pricing services fees .........................         6,903
 Custodian fees ...............................................         2,719
 Audit and tax preparation fees ...............................         2,490
 Legal fees ...................................................           931
 Amortization of organization expenses (Note 1) ...............           378
 Transfer agent fees ..........................................         6,696
 Registration fees ............................................         5,948
 Trustees fees and expenses ...................................           456
 Insurance expense ............................................           293
 Other ........................................................            51
                                                                    ---------
   Total Expenses Before Reimbursement ........................        50,017
   Expenses reimbursed by Advisor (Note 3) ....................       (26,865)
                                                                    ---------
   Net Expenses ...............................................        23,152
                                                                    ---------
   Net Investment Income ......................................        12,415
                                                                    ---------
Realized and Unrealized Gain on Investments
 Net realized gain on investments .............................        50,408
 Net unrealized appreciation of investments ...................       678,794
                                                                    ---------
 Net realized and unrealized gain on investments ..............       729,202
                                                                    ---------
 Net increase in net assets resulting from operations .........     $ 741,617
                                                                    =========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS




                                                                              Period Ended
                                                                            March 31, 1998(1)
Operations                                                                 ------------------
 Net investment income ...................................................    $    12,415
 Net realized gain on investments ........................................         50,408
 Net unrealized appreciation of investments ..............................        678,794
                                                                              -----------
 Net increase in net assets resulting from operations ....................        741,617
                                                                              -----------
Distributions to Shareholders
 Dividends from net investment income ....................................             --
 Distributions from net realized gains on investments ....................             --
                                                                              -----------
 Total distributions .....................................................             --
                                                                              -----------
Capital Share Transactions
 Shares sold .............................................................      6,588,508
 Shares issued on reinvestment of distributions ..........................             --
 Shares redeemed .........................................................        (13,409)
                                                                              -----------
 Increase in net assets resulting from capital share transactions (a) ....      6,575,099
                                                                              -----------
   Total Increase in Net Assets ..........................................      7,316,716
Net Assets
 Beginning of period .....................................................             --
                                                                              -----------
 End of period ...........................................................    $ 7,316,716
                                                                              ===========
(a) Transactions in capital shares were as follows:
  Shares sold ............................................................        729,112
  Shares issued on reinvestment of distributions .........................             --
  Shares redeemed ........................................................         (1,504)
                                                                              -----------
  Net increase ...........................................................        727,608
  Beginning balance ......................................................             --
                                                                              -----------
  Ending balance .........................................................        727,608
                                                                              ===========

---------
(1) Commenced operations on December 22, 1997.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                                                                              Period Ended
                                                                                           March 31, 1998 (1)
                                                                                          -------------------
Net Asset Value, Beginning of Period ..................................................       $   9.00
                                                                                              --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income ................................................................           0.017
 Net realized and unrealized gain (loss) on investments ...............................           1.043
                                                                                              ---------
   Total from investment operations ...................................................           1.060
                                                                                              ---------
 LESS DISTRIBUTIONS
 Dividends from net investment income .................................................               --
 Dividends in excess of net investment income .........................................               --
 Distributions from net realized gains on investments .................................               --
 Distributions in excess of net realized gains on investments .........................               --
                                                                                              ----------
   Total distributions ................................................................               --
                                                                                              ----------
Net Asset Value, End of Period ........................................................       $  10.06
                                                                                              ----------
Total Return ..........................................................................          11.78   %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ............................................................       $ 7,316,716
 Ratio of expenses to average net assets ..............................................             1.48%*
 Ratio of net investment income to average net assets .................................             0.79%*
 Portfolio turnover rate ..............................................................               85%
 Ratio of expenses to average net assets before reimbursement of expenses by the
   Advisor ............................................................................             3.20%*
 Ratio of net investment income to average net assets before reimbursement of expenses
   by the Advisor .....................................................................            -0.92%*
 Average commission paid per share ....................................................       $   0.09

---------
(1) Commenced operations on December 22, 1997.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Equity Market Plus Fund (formerly the Smith Breeden Equity Plus Fund) and the Smith Breeden Financial Services Fund (the "Fund"). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no net capital loss carryforward.

E. Securities Transactions, Investment Income and Expenses: Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expense are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)



2. FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than
Trading: The Fund uses equity index futures contracts for risk management purposes in order to manage the Fund's equity-market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of March 31, 1998:



                     Number of                  Expiration     Unrealized
Type                 Contracts     Position        Month       Gain/(Loss)
-----------------   -----------   ----------   ------------   ------------
S&P 500 .........    (2)            Short      June, 1998          (515)
                                                                   ----
                                               Total            $  (515)
                                                                =======

The value of assets required to cover margin requirements for the open positions at March 31, 1998 was $20,100.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 1.50% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 1.50% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion, except that the Advisor has agreed to limit expenses of the Fund to 1.50% through August 1, 1998. For the period ended March 31, 1998, the Advisor received fees of $23,152 and reimbursed the Fund $26,865.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)



4. INVESTMENT TRANSACTIONS

During the period ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $11,371,913 and $5,031,366, respectively. The cost of securities for federal income tax purposes is $6,518,572. Net unrealized depreciation of investments and futures contracts consists of:



  Gross unrealized appreciation ........   $ 693,282
  Gross unrealized depreciation ........     (14,488)
                                           ---------
  Net unrealized appreciation ..........   $ 678,794
                                           =========

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders,
Smith Breeden Financial Services Fund of the Smith Breeden Series Trust:



We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Financial Services Fund of the Smith Breeden Series Trust (the "Fund") as of March 31, 1998, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the period December 22, 1997 (commencement of operations) to March 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Financial Services Fund of the Smith Breeden Series Trust as of March 31 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998

BOARD OF TRUSTEES
Douglas T. Breeden
Michael J. Giarla
Stephen M. Schaefer
Myron S. Scholes
William F. Sharpe


OFFICERS


Chairman
Douglas T. Breeden


President
Michael J. Giarla


Vice Presidents
Daniel C. Dektar (Smith Breeden Series Fund)
Timothy D. Rowe (Smith Breeden Series Fund)
John B. Sprow (Smith Breeden Trust)
Robert B. Perry (Smith Breeden Trust)


Treasurer and Secretary
Marianthe S. Mewkill

INVESTMENT ADVISOR
Smith Breeden Associates, Inc.
100 Europa Drive, Suite 200
Chapel Hill, NC 27514


TRANSFER AND DIVIDEND PAYING AGENT
First Data Investor Services Group, Inc.
3200 Horizon Drive
PO Box 61503
King of Prussia, PA 19406-0903


DISTRIBUTOR
FPS Broker Services, Inc.
3200 Horizon Drive
PO Box 61503
King of Prussia, PA 19406-0903


CUSTODIAN
Bank of New York
48 Wall Street
New York, NY 10286


INDEPENDENT AUDITORS
Deloitte & Touche LLP
117 Campus Drive
Princeton, NJ 08540
For information about:
   o Establishing an account
   o Account procedures and status
     o Exchanges
Call 1-800-221-3137


For all other information about the Funds:
Call 1-800-221-3138


[GRAPHIC OMITTED]


                                U.S. POSTAGE
                                    PAID
                                CHARLOTTE, NC
                                  BULK RATE
                               PERMIT NO. 136


   100 EUROPA DRIVE
   SUITE 200
   CHAPEL HILL, N.C. 27514



       SMITH BREEDEN TRUST
		        FORM N-1A
		PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a)  Financial Statement filed with Part B
(b)  Exhibits:
(1)

   Declaration of Trust: Incorporated by
		Reference for the Smith Breeden U.S.
		Equity Market Plus Fund and the
		Smith Breeden Financial Services
		Fund; amendment thereto filed herein
                to establish the Smith Breeden High
		Yield Bond Fund, the Smith Breeden
		Asia/Pacific Fund, and the Smith
		Breeden Europe Fund

(2) 	By-Laws: Incorporated by Reference
(3) 	Voting Trust Agreement: Not Applicable
(4) 	Specimen Share Certificate:  Not
		Applicable
   (5) 	Form of Investment Advisory Agreement for Smith
		Breeden Trust: Incorporated by
		Reference for the Smith Breeden U.S.
		Equity Market Plus Fund and the
		Smith Breeden Financial Services
		Fund; filed herein for each of the
		Smith Breeden High Yield Bond Fund,
		the Smith Breeden Asia/Pacific Fund,
		and the Smith Breeden Europe Fund

(6)     Form of Underwriting or Distribution Agreement:
		Incorporated by Reference
(7)     Bonus, Profit Sharing, Pension and Other
		Similar Arrangements:  Not Applicable
(8)     Custodian Agreement:  Incorporated by Reference
   (9)(a)(b)Accounting and Shareholder Services Agreement:
		Incorporated by Reference for the
		Smith Breeden U.S. Equity Market Plus
		Fund and the Smith Breeden Financial
		Services Fund; to be filed by amendment
		hereto for each of the Smith Breeden
		High Yield Bond Fund, the Smith Breeden
		Asia/Pacific Fund, and the Smith
		Breeden Europe Fund

(9)(c)  Sub-Administration Agreement: Not Applicable
(10)    Opinion and Consent of Counsel:  Incorporated
		by Reference to Pre-Effective Amendment
		Number 2 filed April 14, 1992
(11)    Independent Auditor's Consent
(12)    Financial Statements Omitted from Item 23:
          	Not Applicable
(13)    Letter of Understanding relating to initial
		capital: Incorporated by Reference
(14)    Model Retirement Plan: Not Applicable
   (15)    Form of Rule 12b-1 Plan for Smith Breeden
		Trust: Incorporated by Reference
		for the Smith Breeden U.S. Equity
		Market Plus Fund and the Smith Breeden
		Financial Services Fund; filed herein
		for each of the Smith Breeden High
		Yield Bond Fund, the Smith Breeden
		Asia/Pacific Fund, and the Smith
		Breeden Europe Fund

(16)    Performance Calculation: Not Applicable
(17)    Financial Data Schedule
(18)	18f-3 Multiclass Plan: Not Applicable

   Item 25.  Persons Controlled by or under Common
	  Control with Registrant.

As of 7/15/98, there were no persons controlled by or under common control with any of the Smith Breeden
U.S. Equity Market Plus Fund, the Smith Breeden High
Yield Bond Fund, the Smith Breeden Asia/Pacific Fund, or the Smith Europe Fund. Smith Breeden Associates,
Inc. of Chapel Hill, North Carolina may be deemed to control the Smith Breeden Financial Services Fund by virtue of owning 70.89% of the outstanding shares of the Fund as of 7/15/98.

Item 26.  Number of Holders of Securities.

                           NUMBER OF RECORD HOLDERS
TITLE OF CLASS               AS OF JULY 15, 1998

Smith Breeden U.S.
Equity Market Plus Fund            6,365


Smith Breeden Financial
Services Fund                        235


As of July 15, 1998, there were no holders of securities in any of the Smith Breeden High Yield
Bond Fund, the Smith Breeden Asia/Pacific Fund, or the Smith Breeden Europe Fund.

Item 27.  Indemnification.

Reference is made to Article IV,Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indeminfication against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 28.  Business and Other Connections of Adviser.

Smith Breeden Associates, Inc. (the "Adviser") acts as investment adviser to financial institution, insurance, pension, charitable foundation clients and other registered investment companies. For a description of the officers and directors of the Adviser and their business affiliations, see "Management of the Funds" in the Prospectus contained within this Registration
Statement.

Item 29.    Principal Underwriters

(a) FPS Broker Services, Inc., located at 3200 Horizon
Drive, P.O. Box 61503, King of Prussia, Pennsylvania
19406-0903, is the principal underwriter.  FPS Broker
Services also serves as the Principal Underwriter for the following entities:

	Bjurman Funds
	Focus Trust, Inc.
	The Govett Funds, Inc.
	IAA Trust Growth Fund, Inc.
	IAA Trust Asset Allocation Fund, Inc.
	IAA Trust Tax Exempt Bond Fund, Inc.
	IAA Trust Taxable Fixed Income Series Fund, Inc.
	Matthews International Funds
	MCM Funds
	Metropolitan West Funds
	Polynous Trust
	Smith Breeden Series Fund
	Smith Breeden Trust
	The Sports Funds Trust
	The Stratton Funds, Inc.
	Stratton Growth Fund, Inc.
	Stratton Monthly Dividend Shares,Inc.
	Trainer Wortham First Mutual Funds

 (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

NAME AND PRINCIPAL  POSITION AND OFFICES    POSITION
BUSINESS ADDRESS      WITH UNDERWRITER     AND OFFICES
                                              WITH
					   REGISTRANT


Kenneth J. Kempf       Director                None
3200 Horizon Drive     and President
P.O. Box 61503
King of Prussia, PA
19406-0903

Lynne M. Cannon        Vice President          None
3200 Horizon Drive     and Principal
P.O. Box 61503
King of Prussia, PA
19406-0903

Rocco C. Cavalieri     Director	               None
3200 Horizon Drive     and Vice President
P.O Box 61503
King of Prussia, PA
19406-0903

Gerald J. Holland      Director, Senior        None
3200 Horizon Drive     Vice President
P.O. Box 61503         and Principal
King of Prussia, PA
19406-0903

Sandra L. Adams        Assistant	       None
3200 Horizon Drive     Vice President
P.O. Box 61503         and Principal
King of Prussia, PA
19406-0903

John H. Leven           Treasurer              None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Carolyn F. Mead, Esq.    Secretary              None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

Bruno DiStefano         Principal              None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA
19406-0903

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FinDaTex, Inc., the parent of the Underwriter.

c)    Not Applicable.


Item 30.  Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company
Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices:

     (1) First Data Investor Services, Inc., 3200
	Horizon Drive, P. O. Box 61503, King of
	Prussia, Pennsylvania  19406-0903
     (2) Smith Breeden Associates, Inc., 100 Europa
	Drive, Suite 200, Chapel Hill, NC 27514

Item 31.  Management Services.

    There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  Undertakings.

(a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of
Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, the State of North Carolina, on the 31st day of July, 1998.


              SMITH BREEDEN TRUST



                             By
                                   Michael J. Giarla
                                       President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


  SIGNATURE              TITLE                DATE



Michael J. Giarla  President, Principal   July 31, 1998
                    Executive Officer,
		       and Trustee

Douglas T. Breeden*    Trustee             July 31, 1998

Stephen M. Schaefer*   Trustee             July 31, 1998

Myron S. Scholes*      Trustee             July 31, 1998

William F. Sharpe*     Trustee             July 31, 1998

Marianthe S. Mewkill  Principal Financial  July 31, 1998
		     and Accounting Officer

* By Marianthe S. Mewkill

* Attorney-in-Fact pursuant to power-of-attorney filed previously.